PROSPECTUS
November 30, 1995

                           INVESCO SMALL COMPANY FUND

      INVESCO Small Company Fund (the "Fund") seeks long-term capital growth. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. companies with market capitalizations that are below those of the 1,000 U.S. companies having the largest market capitalizations ("small companies"). Such market capitalization will be based on a company's equity capitalization, which, for purposes of determining what is a small company, may not exceed one billion dollars. The Fund is a series of INVESCO Diversified Funds, Inc. (the "Company"), an open-end, diversified, no-load management investment company. The Fund is currently the only investment portfolio of the Company. However, additional portfolios may be offered in the future.

     This Prospectus provides you with the basic information you should know before investing in the Fund. You should read it and keep it for future reference. A Statement of Additional Information containing further information about the Fund, dated November 30, 1995, has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. You can obtain a copy without charge by writing INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706; or by calling 1-800-525-8085.

                                  --------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK OR OTHER FINANCIAL INSTITUTION. THE SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.





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TABLE OF CONTENTS

                                                                            Page

ANNUAL FUND EXPENSES                                                         2

FINANCIAL HIGHLIGHTS                                                         3

PERFORMANCE DATA                                                             4

INVESTMENT OBJECTIVE AND POLICIES                                            4

RISK FACTORS                                                                 7

THE FUND AND ITS MANAGEMENT                                                 10

HOW SHARES CAN BE PURCHASED                                                 12

SERVICES PROVIDED BY THE FUND                                               13

HOW TO REDEEM SHARES                                                        15

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS                             17

ADDITIONAL INFORMATION                                                      18

ANNUAL FUND EXPENSES

      The Fund is 100% no-load; there are no fees to purchase, exchange or redeem shares nor any ongoing marketing ("12b-1") expenses. Lower expenses benefit Fund shareholders by increasing the Fund's investment return.

Shareholder Transaction Expenses
Sales load "charge" on purchases                                    None
Sales load "charge" on reinvested dividends                         None
Redemption fees                                                     None
Exchange fees                                                       None

Annual Fund Operating Expenses
(as a percentage of average net assets)

Management Fee                                                      0.75%
12b-1 Fees                                                          None
Other Expenses
   (after voluntary expense limitation)(1)                          0.25%
   Transfer Agency Fee(2)                            0.08%
   General Services, Administrative
     Services, Registration, Postage (3)             0.17%
Total Fund Operating Expenses
   (after voluntary expense limitation)(1)                          1.00%

      (1) Certain Fund expenses are being voluntarily absorbed by INVESCO Funds Group, Inc. ("INVESCO") and INVESCO Management and Research, Inc. ("INVESCO Management") to ensure that the Fund's total operating expenses do not exceed 1.00% of the Fund's average net assets. In the absence of such voluntary expense limitation, the Fund's "Other Expenses" and "Total Fund Operating Expenses" in the above table would have been 0.57% and 1.32%, respectively, of the Fund's average net assets based on the actual expenses of the Fund for the fiscal year ended July 31, 1995.

     (2) Consists of the transfer agency fee described under "Additional Information - Transfer and Dividend Disbursing Agent."

      (3) Includes, but is not limited to, fees and expenses of directors, custodian bank, legal counsel and auditors, securities pricing services, costs of administrative services furnished under an Administrative Services Agreement, costs of registration of Fund shares under applicable laws, and costs of printing and distributing reports to shareholders.




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Example

      Based upon Total Operating Expenses as estimated above, a shareholder would pay the following expenses on a $1,000 investment for the periods shown, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                  1 Year      3 Years     5 Years     10 Years
                    $10         $32         $55         $123

      The purpose of the foregoing expense table is to assist investors in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. Such expenses are paid from the Fund's assets. (See "The Fund and Its Management.") The Fund charges no sales load, redemption fee or exchange fee. THE EXPENSE TABLE AND EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES, AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual returns, which may be greater or less than the assumed amount.


FINANCIAL HIGHLIGHTS
(For a Fund Share Outstanding throughout Each Period)


      The following information has been audited by Price Waterhouse LLP, independent accountants. This information should be read in conjunction with the audited financial statements and the report of independent accountants thereon appearing in the Fund's 1995 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. Both are available without charge by contacting INVESCO Funds Group, Inc. at the address or telephone number shown below.

                                               Year             Period
                                               Ended             Ended
                                              July 31           July 31
                                                1995              1994^
                                              --------          --------
PER SHARE DATA
Net Asset Value -- Beginning of Period          $ 9.76            $10.00
                                              --------          --------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                             0.05              0.06
Net Gains or (Losses) on Securities
 (Both Realized and Unrealized)                   2.05            (0.28)
                                              --------          --------
Total from Investment Operations                  2.10            (0.22)
                                              --------          --------



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LESS DISTRIBUTIONS
Dividends from Net Investment Income              0.09              0.02
                                              --------          --------
Net Asset Value-- End of Period                 $11.77             $9.76
                                              ========          ========

TOTAL RETURN                                    21.64%          (2.21%)*

RATIOS
Net Assets -- End of Period
 ($000 Omitted)                                $40,071           $13,474
Ratio of Expenses to Average
 Net Assets#                                     1.00%            1.00%~
Ratio of Net Investment Income to
 Average Net Assets#                             0.84%            1.20%~
Portfolio Turnover Rate                            73%              55%*

^ From December 1, 1993, commencement of operations, to July 31, 1994.

* These amounts are based on operations for the period shown and, accordingly, are not representative of a full year.

# Various expenses of the Fund were voluntarily absorbed by INVESCO and INVESCO Management for the year ended July 31, 1995 and for the period ended July 31, 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.32% and 1.64% (annualized), respectively, and ratio of net investment income to average net assets would have been 0.52% and 0.56% (annualized), respectively.

~ Annualized


      Further information about the performance of the Fund is contained in the Company's Annual Report to Shareholders, which may be obtained without charge by writing INVESCO Funds Group, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or by calling 1-800- 525-8085.


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PERFORMANCE DATA

      From time to time, the Fund advertises its total return performance. These figures are based upon historical investment results and are not intended to indicate future performance. The "total return" of the Fund refers to the average annual rate of return of an investment in the Fund. This figure is computed by calculating the percentage change in value of an investment of $1,000, assuming reinvestment of all income dividends and capital gain distributions, to the end of a specified period. Thus, a given report of total return performance should not be considered as representative of future performance. The Fund charges no sales load, redemption fee, or exchange fee which would affect total return computations.

      In conjunction with performance reports and/or analyses of shareholder service for the Fund, comparative data between the Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include those provided by Dow Jones & Company, Standard & Poor's, Lipper Analytical Services, Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and the Deutcher
Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger's Personal Finance, Morningstar, and similar sources which utilize information compiled (i) internally; (ii) by Lipper Analytical Services, Inc.; or (iii) by other recognized analytical services, may be used in advertising. The Lipper Analytical Services, Inc., mutual fund rankings and comparisons, which may be used by the Fund in performance reports will be drawn from the "Small Company Growth" Lipper mutual fund grouping, in addition to the broad-based Lipper general fund groupings.

INVESTMENT OBJECTIVE AND POLICIES

      The investment objective of INVESCO Small Company Fund is to seek long-term capital growth. The Fund pursues this objective by investing its assets primarily in equity securities of U.S. companies with market capitalizations that are below those of the 1,000 U.S companies having the largest market capitalizations ("small companies"). Normally the Fund invests at least 65% of its net assets in such securities. The balance of the Fund's assets may be invested in equity securities of foreign companies and companies whose capitalizations exceed that of small companies, U.S. government securities, short-term investments, and nonconvertible long-term debt securities. Small companies are those U.S. companies with market capitalizations that are smaller than those of companies included in the Russell 1000 Large Cap Stock Index. Such companies will generally be companies within the range of companies included in the Russell 2000 Small Stock Index (Russell 2000), having market capitalizations of approximately $10 million to $600 million. In making investments in equity securities of small companies, the Fund will not invest in companies whose equity capitalizations exceed one billion dollars. Market capitalization is a measure of the size of a company and is based upon such company's equity capitalization. The equity securities in which the Fund invests may include common and preferred stocks, convertible bonds and convertible preferred stocks, and other securities having equity characteristics such as warrants and rights. There can be no assurance that the Fund will be able to achieve its investment objective.


      In selecting investments for the Fund, the investment adviser or sub-adviser (collectively, "Fund Management") will seek to identify securities of small companies that are expected by the adviser to produce an annual total return on that is higher than the average annual total return of the Russell 2000 over a full market cycle. These securities typically pay lower dividends and possess higher rates of return on invested capital and greater risks than securities of larger companies. The Fund seeks to achieve a greater return than the Russell 2000 with a lower level of volatility by using a portfolio optimization process to maximize expected return after trading costs, while at the same time seeking to control risk. The Russell 2000 is an unmanaged index.
It includes the common stocks of 2000 U.S. companies having market capitalizations that are smaller than those of the 1000 U.S. companies included in the Russell 1000 Index. Companies included in the Russell 1000 Index are the largest U.S. companies, whereas the companies included in the Russell 2000 are the 2000 next largest companies, in each case measured by market capitalization. Companies included in the indices are readjusted annually. These indices are compiled by Frank Russell Company.


      In managing the Fund, Fund Management will apply a combination of quantitative strategies and traditional stock selection methods to a very broad universe of stocks of small companies in order to uncover the best possible values. Typically, over 2,500 stocks will be examined quantitatively for their exposure to certain factors which Fund Management has identified as helpful in selecting equities which can be expected to have superior future performance. These factors may include earnings-to-price and book value-to-price ratios, earnings estimate revision momentum, relative market strength compared to competitors, inventory/sales trend, and financial leverage. A stock's expected return is estimated based upon its exposure to these and other factors, and when combined with proprietary estimates of trading costs, a risk-controlled optimal portfolio is generated. Once an initial suggested portfolio has been generated through the computer optimization process, traditional fundamental analysis is used to provide a final review before stocks are selected for purchase by the Fund.

      The Fund may invest up to 25% of its net assets in foreign securities, and may invest up to 15% of its net assets in illiquid securities. In addition, the Fund may purchase and sell covered call options and cash secured puts. These practices and their risks are discussed below under "Risk Factors."


      The equity securities purchased for the Fund will be traded principally in the over-the-counter ("OTC") market, although the Fund may purchase securities traded on national, regional or foreign stock exchanges. The short-term investments of the Fund may consist of U.S. government and agency securities, domestic bank certificates of deposit, bankers' acceptances, and commercial paper rated A-1 by Standard and Poor's ("S&P") or P-1 by Moody's Investors Service, Inc. ("Moody's"). The Fund may enter into repurchase agreements with banks, registered broker-dealers and registered U.S. government securities dealers with respect to any debt securities of the type in which the Fund intends to invest. The Fund's assets invested in short-term investments will normally be used to meet current cash requirements, such as to satisfy requests to redeem shares of the Fund and to preserve investment flexibility. Investments in short-term and longer-term U.S. government securities may consist of securities issued or guaranteed by the United States government or any agency or instrumentality of the United States government. In some cases, these securities are direct obligations of the U.S. government, such as U.S. Treasury Bills, Notes and Bonds. In other cases, these securities are obligations guaranteed by the U.S. government, such as Government National Mortgage Association obligations, or obligations of U.S. government authorities, agencies or instrumentalities, consisting of the Federal National Mortgage Association, Federal Home Loan Bank, Federal Financing Bank and Federal Farm Credit Bank, which are supported only by the assets of the issuer. All bank certificates of deposit and bankers' acceptances must be issued by domestic banks which, at the time of purchase by the Fund (i) are members of the Federal Reserve System having total assets in excess of $5 billion, (ii) have received at least a B ranking from Thompson Bank Watch Credit Rating Service or International Bank Credit Analysis, and (iii) either directly or through parent holding companies have securities outstanding which have been rated Aaa, Aa or P-1 by Moody's or AAA, AA or A-1 by S&P. Short-term investments may also include corporate short-term notes rated at the time of purchase at least A-1 by S&P or Prime-1 by Moody's, and municipal short-term notes rated at the time of purchase at least SP-1 by S&P or MIG-1 by Moody's (the highest rating category for such notes indicating a very strong capacity to make timely payments of principal and interest).


      Investments in bonds and other long-term debt securities, convertible and non-convertible issues will be made for purposes of achieving the Fund's objective of long-term capital growth, and will not be rated below Ba by Moody's or BB by S&P or, if unrated, will be of a quality similar to securities so rated, as determined by Fund Management.

      In order to decrease its risk in investing in straight debt securities, the Fund will invest no more than 15% of its net assets in straight debt securities rated below AAA, AA, A or BBB by S&P, or Aaa, Aa, A or Baa by Moody's, (sometimes referred to as "junk bonds") and in no event will the Fund ever invest in a straight debt security rated below Ba by Moody's or BB by S&P. A bond rating of Baa by Moody's indicates that the bond issue is of "medium grade," neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics, and have speculative characteristics as well. A bond rating of BBB by S&P indicates that the bond issue is in the lowest "investment grade" security rating. Bonds rated BBB, while having speculative characteristics, are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than the bonds in the A category. High yield, high risk debt securities rated by Moody's (category Ba) are of poorer quality and may have speculative characteristics. Lower rated bonds by S&P (category BB) include those which are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. For more information on straight debt securities and the foregoing corporate bond rating categories, see the Statement of Additional Information and the Appendix therein.


      As a temporary defensive measure, more than 35% of the Fund's total assets (and up to 100% of such assets) may be held as cash or invested in debt securities having maturities of less than three years at the time of purchase if Fund Management determines it to be appropriate for purposes of enhancing liquidity or preserving capital in light of prevailing market or economic conditions. During such times, the Fund will not be pursuing its objective of long-term capital growth.


      The Fund also may lend its securities to qualified brokers, dealers, banks, or other financial institutions. This practice permits the Fund to earn income, which, in turn, can be invested in additional securities to pursue the Fund's investment objective. Loans of securities by the Fund will be collateralized by cash, letters of credit, or securities issued or guaranteed by the U.S. government or its agencies equal to at least 100% of the current market value of the loaned securities, determined on a daily basis. Lending securities involves certain risks, the most significant of which is the risk that a borrower may fail to return a portfolio security. The Fund monitors the creditworthiness of borrowers in order to minimize such risks. The Fund will not lend any security if, as a result of the loan, the aggregate value of securities then on loan would exceed 33 1/3% of the Fund's total assets (taken at market value).

      The investment objective of the Fund is deemed to be a fundamental policy that may not be changed without prior approval by the holders of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940. One fundamental policy allows the Fund, notwithstanding any other investment policy or limitation (whether or not fundamental), to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund. In addition, the Company and the Fund are subject to various investment restrictions set forth in the Statement of Additional Information. Certain of those restrictions may not be altered without approval of shareholders. One restriction limits the Fund's borrowing of money to borrowings from banks for temporary or emergency purposes (but not for investment) in an amount not to exceed 33 1/3% of the total assets of the Fund.

RISK FACTORS

      Investors should consider the special factors associated with the policies discussed below in determining the appropriateness of an investment in the Fund.

Risks of Investing in Debt Securities Under the Fund's Investment
Policies.

      The debt securities in which the Fund invests are generally subject to two kinds of risk, credit risk and market risk. Credit risk relates to the ability of the issuer to meet interest or principal payments, or both, as they come due. The ratings given a debt security by Moody's and S&P provide a generally useful guide as to such credit risk. The lower the rating given a debt security by such rating service, the greater the credit risk such rating service perceives to exist with respect to such security. Increasing the amount of Fund assets invested in unrated or lower grade debt securities, while intended to increase the yield produced by those assets, will also increase the credit risk to which those assets are subject, and, given the fact that the Fund may invest in unrated or lower grade debt securities, commonly referred to as junk bonds, the securities held by the Fund generally will be subject to a greater degree of credit risk.

      Market risk relates to the fact that the market values of debt securities in which the Fund invests generally will be affected by changes in the level of interest rates. An increase in interest rates will tend to reduce the market values of such securities, whereas a decline in interest rates will tend to increase their values. Medium and lower rated debt securities (Baa or BBB and lower) and non-rated debt securities of comparable quality tend to be subject to wider fluctuations in yields and market values than higher rated debt securities and may have speculative characteristics. Although the Fund may invest in debt securities assigned low ratings by S&P or Moody's, the Fund's investments will be limited to debt securities rated BB or higher by S&P or Ba or higher by Moody's. Fund Management intends to continue to limit the Fund's investments to securities which are not believed by the adviser to be highly speculative. Of course, relying in part on ratings assigned by credit agencies in making investments will not protect the Fund from the risk that the debt securities in which it invests will decline in value, since credit ratings represent evaluations of the safety of principal, dividend and interest payments on preferred stocks and debt securities, not the market values of such securities, and such ratings may not be changed on a timely basis to reflect subsequent events. The Fund is not required to sell immediately debt securities that go into default, but may continue to hold such securities until such time as Fund Management determines it is in the best interests of the Fund to sell such securities.

      Because investment in medium and lower rated debt securities involves both greater credit risk and market risk, achievement of the Fund's investment objectives may be more dependent on Fund Management's own credit analysis than is the case for funds investing in higher quality securities. In addition, the share price and yield of the Fund may be expected to fluctuate more than in the case of funds investing in higher quality, shorter term debt securities. Moreover, a significant economic downturn or major increase in interest rates may result in issuers of lower rated debt securities experiencing increased financial stress, which would adversely affect their ability to service their principal, dividend and interest obligations, meet projected business goals, and obtain additional financing. In this regard, it should be noted that while the market for high yield corporate bonds has been in existence for many years and from time to time has experienced economic downturns in recent years, this market has involved a significant increase in the use of high yield corporate debt securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not, therefore, provide an accurate indication of future performance of the high yield bond market, particularly during periods of economic recession. Furthermore, expenses incurred to recover an investment in a defaulted debt security may adversely affect the Fund's net asset value. Finally, while Fund Management attempts to limit purchases of medium and lower rated debt securities to securities having an established secondary market, the secondary market for such debt securities may be less liquid than the market for higher quality debt securities. The reduced liquidity of the secondary market for such securities may adversely affect the market price of, and ability of the Fund to value, particular debt securities at certain times, thereby making it difficult to make specific valuation determinations. The Fund does not invest in any medium and lower rated debt securities which present special tax consequences, such as zero coupon bonds or pay-in-kind bonds.

Risks of Investing in Equity Securities Under the Fund's Investment Policies.

      Fund Management seeks to reduce the overall risks associated with the Fund's investments in equity securities through diversification and consideration of factors affecting the value of securities it considers relevant. No assurance can be given, however, regarding the degree of success that will be achieved in this regard or in the Fund's achieving its investment objectives.

      The ability of Fund Management to select equity securities for investment which increase in market value is the primary factor that will determine whether the Fund will be able to achieve its investment objective. In this regard, it should be noted that companies in which the Fund is likely to invest may have limited product lines, markets or financial resources, may be in the early stages of development, and may lack management depth. The securities of these companies may in some cases have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the over-the-counter ("OTC") market has grown rapidly in recent years, many OTC securities trade less frequently and in smaller volume than exchange-listed securities. The values of these securities may fluctuate more sharply than exchange-listed securities, and the Fund may experience some difficulty in acquiring or disposing of positions in these securities at prevailing market prices.

Other Investment Practices


      Repurchase Agreements. As noted above, the Fund may enter into repurchase agreements. A repurchase agreement is a means of investing monies for a short period. In a repurchase agreement, the Fund acquires a debt instrument (generally a security issued by the U.S. government or an agency thereof, a bankers' acceptance, or a certificate of deposit) subject to resale to the seller at an agreed upon price and date (normally, the next business day). In the event that the original seller defaults on its obligation to repurchase the security, the Fund could incur costs or delays in seeking to sell such security. To minimize risk, the securities that are the subject of the repurchase agreement will be maintained with the Fund's custodian in an amount at least equal to the repurchase price under the agreement (including accrued interest), and such agreements will be effected only with parties that meet certain creditworthiness standards established by the Company's board of directors. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of its net assets would be invested in such repurchase agreements and other illiquid securities.

Illiquid and Rule 144A Securities

      The Fund is authorized to invest in securities that are illiquid because they are subject to restrictions on their resale ("restricted securities") or because, based upon their nature or the market for such securities, they are not readily marketable. However, pursuant to undertakings made to certain states, the Fund will not purchase any such security if the purchase would cause the Fund to invest more than 5% of its total assets in illiquid securities. Repurchase agreements maturing in more than seven days will be considered as illiquid for purposes of this restriction. Investments in illiquid securities involve certain risks to the extent that the Fund may be unable to dispose of such a security at the time desired or at a reasonable price. In addition, in order to resell a restricted security, the Fund might have to bear the expense and incur the delays associated with effecting registration.

      Certain restricted securities that are not registered for sale to the general public, but that can be resold to institutional investors ("Rule 144A Securities"), may be purchased if a liquid institutional trading market exists. However, pursuant to undertakings made to certain states, the Fund's investments in Rule 144A Securities and other restricted securities, in the aggregate, will not exceed 10% of the Fund's total assets. The liquidity of the Fund's investments in Rule 144A Securities could be impaired if dealers or institutional investors become uninterested in purchasing these securities. The Company's board of directors has delegated to Fund Management the authority to determine the liquidity of Rule 144A Securities pursuant to guidelines approved by the board. For more information concerning Rule 144A securities, see the Statement of Additional Information.

Foreign Securities

      The Fund may also invest up to 25% of its total assets in foreign securities. It should be recognized that investments in securities of foreign companies involve certain risks not associated with investments in the securities of domestic companies, including the risks of fluctuations in foreign currency exchange rates and of political or economic instability in the country of issue, the difficulty of predicting international trade patterns, and the possibility of imposition of exchange controls or currency blockage. In addition, there may be less information publicly available about a foreign company than about a domestic company, and there is generally less government regulation of foreign stock exchanges, brokers, and listed companies abroad than in the United States. Moreover, with respect to certain foreign countries, there may be a possibility of expropriation or confiscatory taxation. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. For additional information regarding foreign securities, see the Fund's Statement of Additional Information.

Futures Contracts and Options


      The Fund may enter into futures contracts for hedging or other non-speculative purposes within the meaning and intent of applicable rules of the Commodity Futures Trading Commission ("CFTC"). Futures contracts are purchased or sold to attempt to hedge against the effects of price changes on the Fund's current or intended investments in securities. In the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general decrease in prices, the adverse effects of such changes may be offset, in whole or part, by gains on the sale of futures contracts. Conversely, the increased cost of portfolio securities to be acquired, caused by a general increase in prices, may be offset, in whole or part, by gains on futures contracts purchased by the Fund. The Fund will incur brokerage fees when it purchases and sells futures contracts, and it will be required to maintain margin deposits. The Fund also may use options to buy or sell futures contracts or securities. Such investment strategies will be used as a hedge and not for speculation.

      Put and call options on futures contracts may be traded by the Fund in order to protect against declines in the values of portfolio securities or against increases in the cost of securities to be acquired. Purchases of options on futures contracts may present less dollar risk in hedging the portfolio of the Fund than the purchase and sale of the underlying futures contracts since the potential loss is limited to the amount of the premium plus related transaction costs. The premium paid for such a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of liquidation of the option, and, unless the price of the underlying futures contract changes sufficiently, the option may expire without value to the Fund. The writing of such covered options, however, does not present less risk than the trading of futures contracts, and will constitute only a partial hedge, up to the amount of the premium received, and, if an option is exercised, the Fund may suffer a loss on the transaction.

      The Fund will purchase put or call options on securities in anticipation of changes in factors which may adversely affect the value of its portfolio or the prices of securities which the Fund anticipates purchasing at a later date. The Fund may be able to offset such adverse effects on its portfolio, in whole or part, through the options purchased. The premium paid for a put or a call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise or liquidation of the option, and, unless the price of the underlying security changes sufficiently, the option may expire without value to the Fund.

      The Fund may, from time to time, also sell ("write") covered call options or cash secured puts in order to attempt to increase the return on its portfolio or to protect against declines in the value of its portfolio securities. Such covered call options and cash secured puts will not exceed 25% of the Fund's total assets. By writing a covered call option, the Fund, in return for the premium income realized from the sale of the option, gives up the opportunity to profit from a price increase in the underlying security above the option exercise price, where the price increase occurs while the option is in effect. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect. By writing a cash secured put the Fund, which receives a premium, has the obligation during the option period, upon assignment of an exercise notice, to buy the underlying security at a specified price. A put is secured by cash if the Fund maintains at all times cash, Treasury bills or other high grade short-term obligations with a value equal to the option exercise price in a segregated account with its custodian.

      Although the Fund will enter into futures contracts and options on securities solely for hedging or other nonspeculative purposes, within the meaning and intent of applicable rules of the CFTC, their use does involve certain risks. For example, a lack of correlation between the value of an instrument underlying an option or futures contract and the assets being hedged, or unexpected adverse price movements, could render the Fund's hedging strategy unsuccessful and could result in losses. In addition, there can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and the Fund may be required to maintain a position until exercise or expiration which could result in losses. Transactions in futures contracts and options are subject to other risks as well, which are set forth in greater detail in the Statement of Additional Information, which should be reviewed in conjunction with the foregoing discussion.

Portfolio Turnover

      There are no fixed limitations regarding portfolio turnover for the Fund. Although the Fund does not trade for short-term profits, securities may be sold without regard to the time they have been held in the Fund when, in the opinion of Fund Management, market considerations warrant such action. In addition, the Fund's portfolio turnover rate may increase as a result of large amounts of purchases or redemptions of Fund shares due to economic, market, or other factors that are not within the control of Fund Management. As a result, while it is anticipated that the Fund's annual portfolio turnover rate generally will not exceed 100%, under certain market conditions the portfolio turnover rate may exceed 100%. The Fund's portfolio turnover rate is set forth under "Financial Highlights", and, along with the Fund's brokerage allocation policies, is discussed in the Statement of Additional Information.

THE FUND AND ITS MANAGEMENT

      The Company is a no-load mutual fund, registered with the Securities and Exchange Commission as an open-end, diversified management investment company.

It was incorporated on April 2, 1993, under the laws of Maryland. The overall supervision of the Fund is the responsibility of the Company's board of directors.

      Pursuant to an agreement with the Company, INVESCO Funds Group, Inc. ("INVESCO"), 7800 E. Union Avenue, Denver, Colorado, serves as the Fund's investment adviser. INVESCO is primarily responsible for providing the Fund with various administrative services and supervising the Fund's daily business affairs. These services are subject to review by the Company's board of directors.

      INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC. INVESCO PLC is a financial holding company that, through its subsidiaries, engages in the business of investment management on an international basis. INVESCO was established in 1932 and, as of July 31, 1995, managed 14 mutual funds, consisting of 38 separate portfolios, with combined assets of approximately $10.1 billion on behalf of over 790,000 shareholders.


      Pursuant to an agreement with INVESCO, INVESCO Management, 101 Federal Street, Boston, Massachussetts, serves as the sub-adviser to the Fund. INVESCO Management, formerly Gardener and Preston Moss, Inc., also is an indirect, wholly-owned subsidiary of INVESCO PLC, and has been offering investment services to U.S. institutions and wealthy individuals. Its products include actively managed equity, fixed income, and balanced portfolios. INVESCO Management, subject to the supervision of INVESCO, is primarily responsible for selecting and managing the Fund's investments. Although the Company is not a party to the sub-advisory agreement between INVESCO and INVESCO Management, the agreement has been approved by INVESCO as the then sole shareholder of the Company.


      The following individual serves as portfolio manager for the Fund and is primarily responsible for the day-to-day management of the Fund's portfolio of securities:

Bob Slotpole            Portfolio manager of the Fund since 1994; lead portfolio
                        manager of INVESCO Multi-Asset Allocation Fund since
                        1994; portfolio manager for INVESCO Management since
                        1993; began investment career in 1975; formerly employed in proprietary options department at Lehman Brothers
                        (1983-1984); developed program trading department at First Boston (1985-1992); B.S., State University of
                        New York at Buffalo; M.B.A., Stanford University.

      The Fund pays INVESCO a monthly advisory fee which is based upon a percentage of the average net assets of the Fund, determined daily. The maximum advisory fee is computed at the annual rate of 0.75% on the Fund's average net assets. For the fiscal year ended July 31, 1995, the investment advisory fees paid by the Fund amounted to 0.75% of the Fund's average net assets.

      Out of its advisory fee which it receives from the Fund, INVESCO pays INVESCO Management, as sub-adviser to the Fund, a monthly fee, which is computed at an annual rate of 0.375% of the Fund's average net assets. No fee is paid by the Fund to INVESCO Management. While the 0.75% advisory fee rate is higher than those charged by most other investment advisers to mutual funds, it is not higher than those charged by a great many other investment advisers to funds comparable to the Fund that invest their assets predominately in equity securities of small companies.

      The Company has also entered into an Administrative Service Agreement (the "Administrative Agreement") with INVESCO. Pursuant to the Administrative Agreement, INVESCO performs certain administrative, recordkeeping and internal sub-accounting services, including without limitation, maintaining general ledger and capital stock accounts, preparing a daily trial balance, calculating net asset value daily, providing selected general ledger report, and providing sub-accounting and recordkeeping services for Fund shareholder accounts maintained by certain retirement and employee benefit plans for the benefit of participants in such plans. For such services, the Fund pays INVESCO a fee consisting of a base fee of $10,000 per year, plus an additional incremental fee computed at an annual rate of 0.015% per year of the average net assets of the Fund. INVESCO also is paid a fee by the Fund for providing transfer agent services. See "Additional Information."

      The Fund's expenses, which are accrued daily, are generally deducted from the Fund's total income before dividends are paid. Total expenses of the Fund for the fiscal year ended July 31, 1995, including investment advisory fees (but excluding brokerage commissions which are a cost of acquiring securities), amounted to 1.00% of the Fund's average net assets. Certain Fund expenses are being absorbed by INVESCO and INVESCO Management voluntarily pursuant to a commitment to the Fund in order to ensure that the Fund's total expenses do not exceed 1.00% of the Fund's average net assets. This commitment may be changed following consultation with the Company's board of directors. In the absence of such voluntary expense limitation, the Fund's total expenses for the fiscal year ended July 31, 1995, would have been 1.32% of the Fund's average net assets.

      Fund Management places orders for the purchase and sale of portfolio securities with brokers and dealers based upon Fund Management's evaluation of their financial responsibility coupled with their ability to effect transactions at the best available prices. Although the Company does not market its shares through intermediary brokers or dealers, the Company may place orders for portfolio transactions with qualified broker-dealers that recommend the Company, or sell shares of the Fund to clients, or act as agent in the purchase of Company shares for clients, if Fund Management believes that the quality of the execution of the transaction and level of commission are comparable to those available from other qualified brokerage firms.

      Fund Management permits investment and other personnel to purchase and sell securities for their own accounts, subject to a compliance policy governing personal investing. This policy requires investment and other personnel to conduct their personal investment activities in a manner that Fund Management believes is not detrimental to the Fund or Fund Management's other advisory clients. See the Statement of Additional Information for more detailed information.

HOW SHARES CAN BE PURCHASED

      Shares of the Fund are sold on a continuous basis by INVESCO, as the Fund's Distributor, at the net asset value per share next calculated after receipt of a purchase order in good form. No sales charge is imposed upon the sale of shares of the Fund. To purchase shares of the Fund, send a check made payable to INVESCO Funds Group, Inc., together with a completed application form, to:

                           INVESCO FUNDS GROUP, INC.
                        Post Office Box 173706
                          Denver, Colorado 80217-3706

      PURCHASE ORDERS  MUST SPECIFY THE  FUND IN WHICH THE INVESTMENT  IS TO  BE
MADE.

      The minimum initial purchase must be at least $1,000, with subsequent investments of not less than $50, except that: (1) those shareholders establishing an EasiVest or direct payroll purchase account, as described below in the Prospectus section entitled "Services Provided by the Fund," may open an account without making any initial investment if they agree to make regular, minimum purchases of at least $50; (2) those shareholders investing in an Individual Retirement Account ("IRA"), or through omnibus accounts where individual shareholder recordkeeping and sub-accounting are not required, may make initial minimum purchases of $250; (3) Fund Management may permit a lesser amount to be invested in the Fund under a federal income tax-deferred retirement plan (other than an IRA, or under a group investment plan qualifying as a sophisticated investor; and (4) Fund Management reserves the right to reduce or waive the minimum purchase requirements in its sole discretion where it determines such action is in the best interests of the Fund.

      The purchase of Fund shares can be expedited by placing bank wire, overnight courier or telephone orders. Overnight courier orders must meet the above minimum investment requirements. In no case can a bank wire order or a telephone order be in an amount less than $1,000. For further information, the purchaser may call the Fund's office by using the telephone number on the cover of this Prospectus. Orders sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc., at 7800 E. Union Avenue, Denver, CO 80237.

      Orders to purchase shares of the Fund can be placed by telephone. Shares of the Fund will be issued at the net asset value per share next determined after receipt of telephone instructions. Generally, payments for telephone orders must be received by the Fund within three business days or the transaction may be cancelled. In the event of such cancellation, the purchaser will be held responsible for any loss resulting from a decline in the value of the shares. In order to avoid such losses, purchasers should send payments for telephone purchases by overnight courier or bank wire. INVESCO has agreed to indemnify the Fund for any losses resulting from the cancellation of telephone purchases.

      If your check does not clear, or if a telephone purchase must be cancelled due to non-payment, you will be responsible for any related loss the Fund or INVESCO incurs. If you are already a shareholder in the INVESCO funds, the Fund has the option to redeem shares from any identically registered account either in the Fund or in any other INVESCO fund as reimbursement for any loss incurred. You also may be prohibited or restricted from making future purchases in any of the INVESCO funds.

      Persons who invest in the Fund through a securities broker may be charged a commission or transaction fee by the broker for the handling of the transaction if the broker so elects. Any investor may deal directly with the Fund in any transaction. In that event, there is no such charge. INVESCO may from time to time make payments from its revenues to securities dealers and other financial institutions that provide distribution-related and/or administrative services for the Fund.

      The Fund reserves the right in its sole discretion to reject any order for purchase of its shares (including purchases by exchange) when, in the judgment of Fund Management, such rejection is in the best interest of the Fund.

      Net asset value per share is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and may also be computed on other days under certain circumstances. Net asset value per share of the Fund is calculated by dividing the market value of the Fund's securities plus the value of its other assets (including dividends and interest accrued but not collected), less all liabilities (including accrued expenses), by the number of outstanding shares of the Fund. If market quotations are not readily available, a security or other asset will be valued at fair value as determined in good faith by the board of directors. Debt securities with remaining maturities of 60 days or less at the time of purchase will be valued at amortized cost, absent unusual circumstances, so long as the Company's board of directors believes that such value represents fair value.

SERVICES PROVIDED BY THE FUND

      Shareholder Accounts. INVESCO maintains a share account that reflects the current holdings of each shareholder. Share certificates will be issued only upon specific request. Since certificates must be carefully safeguarded and must be surrendered in order to exchange or redeem Fund shares, most shareholders do not request share certificates in order to facilitate such transactions. Each shareholder is sent a detailed confirmation of each transaction in shares of the Fund. Shareholders whose only transactions are through the EasiVest, automatic monthly exchange, direct payroll purchase or periodic withdrawal programs, or are reinvestments of dividends or capital gains in the same or another fund, will receive confirmations of those transactions on their quarterly statements. These programs are discussed below. For information regarding a shareholder's account and transactions, the shareholder may call the Fund's office by using the telephone number on the cover of this Prospectus.

      Reinvestment of Distributions. Dividends and other distributions are automatically reinvested in additional shares of the Fund at the net asset value per share of the Fund in effect on the ex-dividend date. A shareholder may, however, elect to reinvest dividends and other distributions in certain of the other no-load mutual funds advised and distributed by INVESCO, or to receive payment of all dividends and other distributions in excess of $10.00 by check by giving written notice to INVESCO at least two weeks prior to the record date on which the change is to take effect. Further information concerning these options can be obtained by contacting INVESCO.

      Periodic Withdrawal Plan. A Periodic Withdrawal Plan is available to shareholders who own or purchase shares of any mutual funds advised by INVESCO having a total value of $10,000 or more; provided, however, that at the time the Plan is established, the shareholder owns shares having a value of at least $5,000 in the fund from which the withdrawals will be made. Under the Periodic Withdrawal Plan, INVESCO, as agent, will make specified monthly or quarterly payments of any amount selected (minimum payment of $100) to the party designated by the shareholder. Notice of all changes concerning the Periodic Withdrawal Plan must be received by INVESCO at least two weeks prior to the next scheduled check. Further information regarding the Periodic Withdrawal Plan and its requirements and tax consequences can be obtained by contacting INVESCO.

      Exchange Privilege. Shares of the Fund may be exchanged for shares of any of the following other no-load mutual funds, which are also advised and distributed by INVESCO, on the basis of their respective net asset values at the time of the exchange: INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc.,

INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust.

      An exchange involves the redemption of shares in the Fund and investment of the redemption proceeds in shares of one of the funds listed above. Exchanges will be made at the net asset value per share next determined after receipt of an exchange request in proper order. Any gain or loss realized on such an exchange is recognizable for federal income tax purposes by the shareholder. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc., using the address or telephone number on the cover of this Prospectus. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO Funds. All exchanges that establish a new account must meet the Fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the Fund's applicable minimum subsequent investment requirements.

      The privilege of exchanging Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing the new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone exchange privileges, the investor has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that exchange instructions are genuine. These may include recording telephone instructions and providing written confirmation of exchange transactions. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

      In order to prevent abuse of this privilege to the disadvantage of other shareholders, the Fund reserves the right to terminate the exchange privilege of any shareholder who requests more than four exchanges in a year. The Fund will determine whether to do so based on a consideration of both the number of exchanges any particular shareholder or group of shareholders has requested and the time period over which those exchange requests have been made, together with the level of expense to the Fund which will result from effecting additional exchange requests. The exchange privilege may be modified or terminated at any time. Except for those limited instances where redemptions of the exchanged security are suspended under Section 22(e) of the Investment Company Act of 1940 (the "1940 Act"), or where sales of the fund into which the shareholder is exchanging are temporarily stopped, notice of all such modifications or termination of the exchange privilege will be given at least 60 days prior to the date of termination or the effective date of the modification.

      Before making an exchange, the shareholder should review the prospectuses of the funds involved and consider their differences, and should be aware that the exchange privilege may only be available in those states where exchanges legally may be made, which will require that the shares being acquired are registered for sale in the shareholder's state of residence. Shareholders interested in exercising the exchange privilege may contact INVESCO for information concerning their particular exchanges.

      Automatic Monthly Exchange. Shareholders who have accounts in one or more of the mutual funds distributed by INVESCO may arrange for a fixed dollar amount of their fund shares to be automatically exchanged for shares of any other INVESCO mutual fund listed under "Exchange Privilege" on a monthly basis. The minimum monthly exchange in this program is $50.00. This automatic exchange program can be changed by the shareholder at any time by notifying INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      EasiVest. For shareholders who want to maintain a schedule of monthly investments, EasiVest uses various methods to draw a preauthorized amount from the shareholder's bank account to purchase Fund shares. This automatic investment program can be changed by the shareholder at any time by writing to INVESCO at least two weeks prior to the date the change is to be made. Further information regarding this service can be obtained by contacting INVESCO.

      Direct Payroll Purchase. Shareholders may elect to have their employer make automatic purchases of Fund shares for them, by deducting a specified amount from their regular paychecks. This automatic investment program can be modified or terminated at any time by the shareholder, by notifying the employer. Further information regarding this service can be obtained by contacting INVESCO.

      Tax-Deferred Retirement Plans. Shares of the Fund may be purchased for self-employed individual retirement plans, IRAs, simplified employee pension plans, and corporate retirement plans. In addition, shares can be used to fund tax qualified plans established under Section 403(b) of the Internal Revenue Code by educational institutions, including public school systems and private schools, and certain kinds of non-profit organizations, which provide deferred compensation arrangements for their employees.

      Prototype forms for the establishment of these various plans, including, where applicable, disclosure statements required by the Internal Revenue Service, are available from INVESCO. INVESCO Trust Company, a subsidiary of INVESCO, is qualified to serve as trustee or custodian under these plans and provides the required services at competitive rates. Retirement plans (other than IRAs)
receive monthly statements reflecting all transactions in their Fund accounts. IRAs receive the confirmations and quarterly statements described under "Shareholder Accounts." For complete information, including prototype forms and service charges, call INVESCO at the telephone number listed on the cover of this Prospectus or send a written request to: Retirement Services, INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706.

HOW TO REDEEM SHARES

      Shares of the Fund may be redeemed at any time at their current net asset value per share next determined after a request in proper form is received at the Fund's office. (See "How Shares Can Be Purchased.") Net asset value per share at the time of redemption may be more or less than the price you paid to purchase your shares, depending primarily upon the Fund's investment performance.

      If the shares to be redeemed are represented by stock certificates, a written request for redemption signed by the registered shareholder(s) and the certificates must be forwarded to INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. Redemption requests sent by overnight courier, including Express Mail, should be sent to the street address, not Post Office Box, of INVESCO Funds Group, Inc. at 7800 E. Union Avenue, Denver, CO 80237. If no certificates have been issued, a written redemption request signed by each registered owner of the account may be submitted to INVESCO at the address noted above. If shares are held in the name of a corporation, additional documentation may be necessary. Call or write for specifics. If payment for the redeemed shares is to be made to someone other than the registered owner(s), the signature(s) must be guaranteed by a financial institution which qualifies as an eligible guarantor institution. Redemption procedures with respect to accounts registered in the names of broker/dealers may differ from those applicable to other shareholders.

      BE CAREFUL TO SPECIFY THE ACCOUNT FROM WHICH THE REDEMPTION IS TO BE MADE. INVESCO SHAREHOLDERS HAVE A SEPARATE ACCOUNT FOR EACH FUND IN WHICH THEY INVEST.

      Payment of redemption proceeds will be mailed within seven days following receipt of the required documents. However, payment may be postponed under unusual circumstances, such as when normal trading is not taking place on the New York Stock Exchange, or an emergency as defined by the Securities and Exchange Commission exists. If the shares to be redeemed were purchased by check and that check has not yet cleared, payment will be made promptly upon clearance of the purchase check (which may take up to 15 days).

      If a shareholder participates in EasiVest, the Fund's automatic monthly investment program, and redeems all of the shares in his Fund account, INVESCO will terminate any further EasiVest purchases unless otherwise instructed by the shareholder.

      Because of the high relative costs of handling small accounts, should the value of any shareholder's account fall below $250 as a result of shareholder action, the Fund reserves the right to effect the involuntary redemption of all shares in such account, in which case the account would be liquidated and the proceeds forwarded to the shareholder. Prior to any such redemption, a shareholder will be notified and given 60 days to increase the value of the account to $250 or more.

      Fund shareholders (other than shareholders holding Fund shares in accounts of IRA plans) may request expedited redemption of shares having a minimum value of $250 (or redemption of all shares if their value is less than $250) held in accounts maintained in their name by telephoning redemption instructions to INVESCO, using the telephone number on the cover of this Prospectus. The redemption proceeds, at the shareholder's option, either will be mailed to the address listed for the shareholder's Fund account, or wired (minimum of $1,000) or mailed to the bank which the shareholder has designated to receive the proceeds of telephone redemptions. The Fund charges no fee for effecting such telephone redemptions. Unless Fund Management permits a larger redemption request to be placed by telephone, a shareholder may not place a redemption request by telephone in excess of $25,000. These telephone redemption privileges may be modified or terminated in the future at the discretion of Fund Management.

      For INVESCO Trust Company-sponsored federal income tax-deferred retirement plans, the term "shareholders" is defined to mean plan trustees that file a written request to be able to redeem Fund shares by telephone. Shareholders should understand that, while the Fund will attempt to process all telephone redemption requests on an expedited basis, there may be times, particularly in periods of severe economic or market disruption, when (a) they may encounter difficulty in placing a telephone redemption request, and (b) processing telephone redemptions may require up to seven days following receipt of the telephone redemption request, or additional time because of postponements resulting from the unusual circumstances set forth above.

      The privilege of redeeming Fund shares by telephone is available to shareholders automatically unless expressly declined. By signing a new account Application, a Telephone Transaction Authorization Form or otherwise utilizing telephone redemption privileges, the shareholder has agreed that the Fund will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. The Fund employs procedures, which it believes are reasonable, designed to confirm that telephone instructions are genuine. These may include recording telephone instructions and providing written confirmations of transactions initiated by telephone. As a result of this policy, the investor may bear the risk of any loss due to unauthorized or fraudulent instructions; provided, however, that if the Fund fails to follow these or other reasonable procedures, the Fund may be liable.

TAXES, DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

      Taxes. The Fund intends to distribute to shareholders substantially all of its net investment income, net capital gains, and net gains from foreign currency transactions if any, in order to continue to qualify for tax treatment as a regulated investment company. Thus, the Fund does not expect to pay any federal income or excise taxes.

      Unless shareholders are exempt from income taxes, they must include all dividends and capital gain distributions in taxable income for federal, state and local income tax purposes. Dividends and other distributions are taxable whether they are received in cash or automatically distributed in shares of the Fund or another fund in the INVESCO group.

      The Fund may be subject to withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction.

      Shareholders may be subject to backup withholding of 31% on dividends, capital gain distributions and redemption proceeds. Unless a shareholder is subject to backup withholding for other reasons, the shareholder can avoid backup withholding on his Fund account by ensuring that INVESCO has a correct, certified tax identification number.

      Dividends and Capital Gain Distributions. The Fund earns ordinary or net investment income in the form of dividends and interest on its investments. The Fund's policy is to distribute substantially all of this income, less Fund expenses, to shareholders on an annual basis, at the discretion of the Company's board of directors.

      In addition, the Fund realizes capital gains and losses when it sells securities for more or less than it paid. If total gains on sales exceed total losses (including losses carried forward from previous years), the Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

      Dividends and capital gain distributions are paid to shareholders who hold shares on the record date of the distribution regardless of how long the shares have been held. The Fund's share price will then drop by the amount of the distribution on the day the distribution is made. If a shareholder purchases shares immediately prior to the distribution, the shareholder will, in effect, have "bought" the distribution by paying the full purchase price, a portion of which is then returned in the form of a taxable distribution.

      At the end of each year, information regarding the tax status of dividends and capital gain distributions is provided to shareholders. Net realized capital gains are divided into short-term and long-term gains depending upon how long the Fund held the security which gave rise to the gains. The capital gains distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends.

      Shareholders also may realize capital gains or losses when they sell their Fund shares at more or less than the price originally paid.

      Shareholders  are encouraged to consult their tax advisers with respect to
these  matters.   For  further   information   see   "Dividends,   Capital  Gain
Distributions and Taxes" in the Statement of Additional Information.

ADDITIONAL INFORMATION

      Voting Rights. All shares of the Fund have equal voting rights based on one vote for each share owned and a corresponding fractional vote for each fractional share owned. The Company is not generally required, and does not expect, to hold regular annual meetings of shareholders. However, the board of directors will call special meetings of shareholders for the purpose, among other reasons, of voting upon the question of removal of a director or directors when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation. The Company will assist shareholders in communicating with other shareholders as required by the 1940 Act. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

      Master/Feeder Option. The Company may in the future seek to achieve the Fund's investment objective by investing all of the Fund's assets in another investment company having the same investment objective and substantially the same investment policies and restrictions as those applicable to the Fund. It is expected that any such investment company would be managed by INVESCO in substantially the same manner as the existing Fund. If permitted by applicable laws and policies then in effect, any such investment may be made in the sole discretion of the Company's board of directors without further approval of the shareholders of the Fund. However, Fund shareholders will be given at least 30 days prior notice of any such investment. Such investment would be made only if the Company's board of directors determines it to be in the best interests of the Fund and its shareholders. In making that determination, the board will consider, among other things, the benefits to shareholders and/or the opportunity to reduce costs and achieve operational efficiencies. No assurance can be given that costs will be materially reduced if this option is implemented.

      Shareholder Inquiries. All inquiries regarding the Fund should be directed to the Fund at the telephone number or mailing address set forth on the cover page of this Prospectus.

      Transfer and Dividend Disbursing Agent. INVESCO Funds Group, Inc., 7800 E. Union Ave., Denver, Colorado 80237, acts as registrar, transfer agent, and dividend disbursing agent for the Fund pursuant to a Transfer Agency Agreement which provides that the Fund will pay an annual fee of $14.00 per shareholder account or omnibus account participant. The transfer agency fee is not charged to each shareholder's or participant's account, but is an expense of the Fund to be paid from the Fund's assets. Registered broker-dealers, third party administrators of tax-qualified retirement plans and other entities, including affiliates of INVESCO, may provide sub-transfer agency services to the Fund which reduce or eliminate the need for identical services to be provided on behalf of the Fund by INVESCO. In such cases, INVESCO may pay the third party an annual sub-transfer agency or record-keeping fee of up to $14.00 per participant in the third party's omnibus account out of the transfer agency fee which is paid to INVESCO by the Fund.

                                                 INVESCO DIVERSIFIED FUNDS, INC.

                                          A   no-load    mutual   fund   seeking
                                          long-term capital growth.

                                                      INVESCO SMALL COMPANY FUND

                                                                      PROSPECTUS
                                                               November 30, 1995

To receive general information and prospectuses on any of INVESCO's funds, or retirement plans, or to obtain current account or price information, call toll-free:

      1-800-525-8085

To reach PAL, your 24-hour Personal Account Line, call:

      1-800-424-8085

Or write to:

      INVESCO Funds Group, Inc., Distributor
      Post Office Box 173706
      Denver, Colorado  80217-3706

If you're in Denver, visit one of our convenient Investor Centers:

      Cherry Creek
      155-B Fillmore Street

      Denver Tech Center
      7800 E. Union Avenue
      Lobby Level

STATEMENT OF ADDITIONAL INFORMATION
November 30, 1995

                        INVESCO DIVERSIFIED FUNDS, INC.

                         A no-load mutual fund seeking
                            long-term capital growth

Address:                                  Mailing Address:

7800 E. Union Avenue                      Post Office Box 173706
Denver, Colorado  80237                   Denver, Colorado  80217-3706

                                   Telephone:
                      In continental U.S., 1-800-525-8085

--------------------------------------------------------------------------------

      INVESCO DIVERSIFIED FUNDS, INC. (the "Company") is a diversified, no-load management investment company currently consisting of one portfolio of investments, the INVESCO Small Company Fund (the "Fund"). INVESCO Small Company Fund seeks long-term capital growth. Additional funds may be offered in the future.

                           INVESCO SMALL COMPANY FUND

      The INVESCO Small Company Fund seeks to achieve its investment objective through the investment of at least 65% of its net assets in equity securities of U.S. companies with market capitalizations that are below those of the 1,000 U.S. companies having the largest market capitalizations ("small companies").

      A Prospectus for the Fund dated November 30, 1995 which provides the basic information you should know before investing in the Fund, may be obtained without charge from INVESCO Funds Group, Inc., Post Office Box 173706, Denver, Colorado 80217-3706. This Statement of Additional Information is not a Prospectus, but contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund and should be read in conjunction with the Prospectus.

Investment Adviser and Distributor:  INVESCO FUNDS GROUP, INC.

                               TABLE OF CONTENTS

                                                                            Page



INVESTMENT POLICIES AND RESTRICTIONS                                        35

THE FUND AND ITS MANAGEMENT                                                 45

HOW SHARES CAN BE PURCHASED                                                 57

HOW SHARES ARE VALUED                                                       57

FUND PERFORMANCE                                                            59

SERVICES PROVIDED BY THE FUND                                               60

TAX-DEFERRED RETIREMENT PLANS                                               61

HOW TO REDEEM SHARES                                                        61

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES                             62

INVESTMENT PRACTICES                                                        64

ADDITIONAL INFORMATION                                                      66

INVESTMENT POLICIES AND RESTRICTIONS

      Reference is made to the section entitled "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund. The following is additional information concerning the Fund's investment policies.

      Loans of Securities. As described in the Fund's Prospectus, the Fund may lend its portfolio securities to brokers, dealers, and other financial institutions, provided that such loans are callable at any time by the Fund and are at all times secured by collateral consisting of cash or securities issued or guaranteed by the United States government or its agencies, or any combination thereof, equal to at least the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. Loans will be made only to firms deemed by the Adviser or Sub-Adviser (under procedures established by the Company's board of directors) to be creditworthy and when the amount of interest to be received justifies the inherent risks. A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If at any time the borrower fails to maintain the required amount of collateral (at least 100% of the market value of the borrowed securities), the Fund will require the deposit of additional collateral not later than the business day following the day on which a collateral deficiency occurs or the collateral appears inadequate. If the deficiency is not remedied by the end of that period, the Fund will use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss during the loan period would inure to the Fund.

     Futures and Options on Futures. As described in the Fund's Prospectus, the Fund may enter into futures contracts, and purchase and sell ("write") options to buy or sell futures contracts. The Fund will comply with and adhere to all limitations in the manner and extent to which it effects transactions in futures and options on such futures currently imposed by the rules and policy guidelines of the Commodity Futures Trading Commission as conditions for exemption of a mutual fund, or investment advisers thereto, from registration as a commodity pool operator. Under those restrictions, the Fund will not, as to any positions, whether long, short or a combination thereof, enter into futures and options thereon for which the aggregate initial margins and premiums exceed 5% of the fair market value of its assets after taking into account unrealized profits and losses on options it has entered into. In the case of an option that is "in-the-money," as defined in the Commodity Exchange Act (the "CEA"), the in-the-money amount may be excluded in computing such 5%. (In general a call option on a future is "in-the-money" if the value of the future exceeds the exercise ("strike") price of the call; a put option on a future is

"in-the-money" if the value of the future which is the subject of the put is exceeded by the strike price of the put.) The Fund may use futures and options thereon solely for bona fide hedging or for other non-speculative purposes within the meaning and intent of the applicable provisions of the CEA. As to long positions which are used as part of the Fund's portfolio strategies and are incidental to its activities in the underlying cash market, the "underlying commodity value" of the Fund's futures and options thereon must not exceed the sum of (i) cash set aside in an identifiable manner, or short-term U.S. debt obligations or other dollar-denominated high-quality, short-term money instruments so set aside, plus sums deposited on margin; (ii) cash proceeds from existing investments due in 30 days; and (iii) accrued profits held at the futures commission merchant. The "underlying commodity value" of a future is computed by multiplying the size of the future by the daily settlement price of the future. For an option on a future, that value is the underlying commodity value of the future underlying the option.

      Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Instead, the Fund will be required to deposit in its segregated asset account an amount of cash or qualifying securities (currently U.S. Treasury bills), currently in a minimum amount of $15,000. This is called "initial margin." Such initial margin is in the nature of a performance bond or good faith deposit on the contract. However, since losses on open contracts are required to be reflected in cash in the form of variation margin payments, the Fund may be required to make additional payments during the term of the contracts to its broker. Such payments would be required, for example, where, during the term of an interest rate futures contract purchased by the Fund, there was a general increase in interest rates, thereby making the Fund's portfolio securities less valuable. In all instances involving the purchase of financial futures contracts by the Fund, an amount of cash together with such other securities as permitted by applicable regulatory authorities to be utilized for such purpose, at least equal to the market value of the futures contracts, will be deposited in a segregated account with the Fund's custodian to collateralize the position. At any time prior to the expiration of a futures contract, the Fund may elect to close its position by taking an opposite position which will operate to terminate the Fund's position in the futures contract. For a more complete discussion of the risks involved in futures and options on futures and other securities, refer to Appendix A ("Description of Futures, Options and Forward Contracts").

      Where futures are purchased to hedge against a possible increase in the price of a security before the Fund is able in an orderly fashion to invest in the security, it is possible that the market may decline instead. If the Fund, as a result, concluded not to make the planned investment at that time because of concern as to possible further market decline or for other reasons, the Fund would realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

      In addition to the possibility that there may be an imperfect correlation or no correlation at all between movements in the futures contracts and the portion of the portfolio being hedged, the price of futures may not correlate perfectly with movements in the prices due to certain market distortions. All participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between underlying instruments and the value of the futures contract. Moreover, the deposit requirements in the futures market are less onerous than margin requirements in the securities market and may therefore cause increased participation by speculators in the futures market. Such increased participation may also cause temporary price distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in the underlying instrument and movements in the prices of futures contracts, the value of futures contracts as a hedging device may be reduced.

      In addition, if the Fund has insufficient available cash, it may at times have to sell securities to meet variation margin requirements. Such sales may have to be effected at a time when it may be disadvantageous to do so.

      Options on Futures Contracts The Fund may buy and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying instrument, ownership of the option may or may not be less risky than ownership of the futures contract or the underlying instrument. As with the purchase of futures contracts, when the Fund is not fully invested it may buy a call option on a futures contract to hedge against a market advance.

      The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at the expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable under, or of the index comprising, the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Fund is considering buying. If a call or put option which the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it received. Depending on the degree of correlation between change in the value of its portfolio securities and changes in the value of the futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

      The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may buy a put option on a futures contract to hedge the Fund's portfolio against the risk of falling prices.

      The amount of risk the Fund assumes when it buys an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be reflected fully in the value of the options bought.

Foreign Securities

      As discussed in the Fund's Prospectus, the Fund may invest up to 25% of its total assets, at the time of purchase, in securities of foreign issuers. There is generally less publicly available information, reports and ratings about foreign companies and other foreign issuers than that which is available about companies and issuers in the United States. Foreign issuers are also generally subject to fewer uniform accounting and auditing and financial reporting standards, practices, and requirements as compared to those applicable to United States issuers.

      The Fund's investment adviser or sub-adviser will normally purchase foreign securities in over-the-counter markets or on exchanges located in the countries in which the respective principal offices of the issuers of the various equity securities are located, as such markets or exchanges are generally the best available market for foreign securities. Foreign securities markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign issuers are less liquid and more volatile than securities of comparable United States issuers. Fixed commissions on foreign exchanges are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed issuers than in the United States.

     With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Fund, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, the economics of individual countries may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment position.

      The dividends and interest payable on certain of the Fund's foreign securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Fund's shareholders.

Restricted/144A Securities

      In recent years, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933 (the "1993 Act"). Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

      Rule 144A under the 1993 Act establishes a "safe harbor" from the registration requirements of the 1993 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

Repurchase Agreements

      As discussed in the Fund's Prospectus, the Fund may enter into repurchase agreements with commercial banks, registered brokers or registered government securities dealers. A repurchase agreement is an agreement under which the Fund acquires a debt security subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying security. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by the Fund's Custodian Bank until repurchased. In addition, the Company's board of directors will monitor the Fund's repurchase agreement transactions and will establish guidelines and standards for review by the investment adviser or sub-adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. The Fund will not enter into a repurchase agreement maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in such repurchase agreements and other illiquid securities.

      The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

      Investment Restrictions. As described in the Prospectus, the Fund is subject to certain investment restrictions which are fundamental and may not be changed with respect to the Fund without the prior approval of the holders of a majority, as defined in the Investment Company Act of 1940 (the "1940 Act"), of the outstanding voting securities of the Fund. For purposes of the Fund's investment restrictions and its investment policies, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from the Fund.

      Under the Fund's fundamental investment restrictions, the Fund may not:

      (1) With respect to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash items and "Government securities" as defined under the 1940 Act, as amended (the "1940 Act")), if the purchase would cause the Fund to have more than 5% of the value of its total assets invested in the securities of such issuer or to own more than 10% of the outstanding voting securities of such issuer;

      (2) Borrow money, except that the Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) and may enter into reverse repurchase agreements in an aggregate amount not exceeding 33 1/3% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33 1/3% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 33 1/3% limitation. This restriction shall not prohibit deposits of assets to margin or guarantee positions in futures, options, swaps, or forward contracts, or the segregation of assets in connection with such contracts.

      (3) Invest more than 25% of the value of its assets in any particular industry (other than Government securities).

      (4) Invest directly in real estate or interests in real estate; however, the Fund may own debt or equity securities issued by companies engaged in those businesses.

      (5) Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this shall not prevent the Fund from purchasing or selling options, futures, and forward contracts or from investing in securities or other instruments backed by physical commodities).

      (6) Lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or to repurchase agreements.)

      (7) Act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund.

      In applying the industry concentration investment restriction (no. 3 above), the Fund uses an industry classification system based on the O'Neil Database published by William O'Neil & Co., Inc.

      As a fundamental policy in addition to the above, the Fund may, notwithstanding any other investment policy or limitation (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and limitations as the Fund.

      Additional investment restrictions adopted by the Company on behalf of the Fund and which may be changed by the directors, at their discretion, without shareholder approval, include the following:

      (1) The Fund's investments in warrants, valued at the lower of cost or market, may not exceed 5% of the value of its net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants that are not listed on the New York or American Stock Exchanges. Warrants acquired by the Fund in units or attached to securities shall be deemed to be without value.

      (2) The Fund will not (i) enter into any futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or
            (ii) enter into any futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions of the Fund would exceed the market value of the total assets of the Fund.

      (3) The Fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and forward futures contracts are not deemed to constitute selling securities short.

      (4) The Fund does not currently intend to purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits in connection with transactions in options, futures, and forward contracts shall not be deemed to constitute purchasing securities on margin.

      (5) The Fund does not currently intend to (i) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (ii) purchase or retain securities issued by other open-end investment companies. Limitations (i) and (ii) do not apply to money market funds or to securities received as dividends, through offers of exchange, or as a result of a reorganization, consolidation, or merger. If the Fund invests in a money market fund, the Fund's investment adviser will reduce its advisory fee by the amount of any investment advisory and administrative services fees paid to the investment manager of the money market fund.

      (6) The Fund may not mortgage or pledge any securities owned or held by the Fund in amounts that exceed, in the aggregate, 15% of the Fund's net asset value, provided that this limitation does not apply to reverse repurchase agreements or in the case of assets deposited to margin or guarantee positions in futures, options, swaps or forward contracts or placed in a segregated account in connection with such contracts.

      (7) The Fund does not currently intend to invest directly in oil, gas, or other mineral development or exploration programs or leases; however, the Fund may own debt or equity securities of companies engaged in those businesses.

      (8) The Fund does not currently intend to purchase any illiquid securities or enter into a repurchase agreement if, as a result, more than 15% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or for which there is no readily available market. The board of directors, or the Fund's investment adviser acting pursuant to authority delegated by the board of directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, and that such securities are not subject to the foregoing limitation.

      (9) The Fund may not invest in companies for the purpose of exercising control or management.

      With respect to the non-fundamental investment restriction (8) above, the board of directors has delegated to the Fund's investment adviser the authority to determine whether a liquid market exists for securities eligible for resale pursuant to Rule 144A under the 1933 Act, or any successor to such rule, and that whether or not such securities are subject to the non-fundamental restriction
(8) above. Under guidelines established by the board of directors, the adviser will consider the following factors, among others, in making this determination:
(1) the unregistered nature of a Rule 144A security, (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

      The Fund has given an undertaking to the State of Ohio that the Fund will not purchase or retain the securities of any issuer if any individual officers and directors of the Company, the Adviser, or any subsidiary thereof owns individually more than 0.5% of the securities of that issuer and all such officers and directors together own more than 5% of the securities of that issuer.

      The Fund has given undertakings to the State of Arkansas that the Fund will not purchase any security if, by reason thereof, more than 10% of its total assets will be invested in securities of issuers which the Fund is restricted from selling to the public without registration under the Securities Act of 1933. Additionally, the Fund may purchase or write put and call options on securities or straddles, spreads or combinations thereof, only if by reason thereof the value of the Fund's aggregate investment in such classes of securities will be 5% or less of its total assets.

      The Fund also has given the following undertaking to the State of Texas. The Fund will not buy or sell real property (including limited partnership interests therein), but may buy or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate.

      The Fund has also given the following undertaking to the State of Missouri. Should the Fund change its investment restrictions to allow for short sales of securities in excess of 5% of its total assets full prospectus disclosure will be provided.

      The Fund has also given the following undertaking to the State of Arkansas. The Fund will not invest in securities of unseasoned issuers, including their predecessors, which have been in operation for less than 3 years, and equity securities of issuers which are not readily marketable, if by reason thereof the value of its aggregate investment in such securities would exceed 5% of its total assets.

      The Fund has given an undertaking to the States of Arizona, Kentucky and Texas that it will comply with the Guidelines for Registration of Master Fund/Feeder Funds adopted by the membership of the North American Securities Administrators Association, Inc. in the event that, in the future, the Fund is converted into a feeder fund in a master fund/feeder fund structure.

THE FUND AND ITS MANAGEMENT

     The Company. The Company was incorporated on April 2, 1993, under the laws of Maryland.

      The Investment Adviser. INVESCO Funds Group, Inc., a Delaware corporation ("INVESCO"), is employed as the Company's investment adviser. INVESCO was established in 1932 and also serves as an investment adviser to INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., INVESCO Value Trust, and INVESCO Variable Investment Funds, Inc.

     The Sub-Adviser. INVESCO, as investment adviser, has contracted with INVESCO Management & Research, Inc. ("INVESCO Management") to provide investment advisory and research services to the Company. INVESCO Management has the primary responsibility for providing portfolio investment management services to the Funds.

      INVESCO is an indirect wholly-owned subsidiary of INVESCO PLC, a publicly-traded holding company traded on the New York and London Stock Exchanges organized in 1935. Through subsidiaries located in London, Denver, Atlanta, Boston, Louisville, Dallas, Tokyo, Hong Kong, and the Channel Islands, INVESCO PLC provides investment services around the world. INVESCO was acquired by INVESCO PLC in 1982 and, as of July 31, 1995 managed 14 mutual funds, consisting of 38 separate portfolios, on behalf of over 790,000 shareholders. INVESCO PLC's other North American subsidiaries include the following:

     --INVESCO   Capital   Management,   Inc.   of  Atlanta,   Georgia   manages
institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds. INVESCO Capital Management, Inc. is the sole shareholder of INVESCO Services, Inc., a registered broker/dealer whose primary business is the distribution of shares of two registered investment companies.

     --INVESCO Management & Research, Inc. (formerly Gardner and Preston Moss, Inc.) of Boston, Massachusetts primarily manages pension and endowment accounts.

     --PRIMCO Capital Management, Inc. of Louisville, Kentucky specializes in managing stable return investments, principally on behalf of Section 401(k) retirement plans.

     --INVESCO Realty Advisors, Inc. of Dallas, Texas is responsible for providing advisory services in the U.S. real estate markets for INVESCO PLC's clients worldwide. Clients include corporate plans, public pension funds as well as endowment and foundation accounts.

      The corporate headquarters of INVESCO PLC are located at 11 Devonshire Square, London, EC2M 4YR, England.

      As indicated in the Prospectus, INVESCO and INVESCO Management permit investment and other personnel to purchase and sell securities for their own accounts in accordance with a compliance policy governing personal investing by directors, officers and employees of INVESCO, INVESCO Management and their North American affiliates. The policy requires officers, inside directors, investment and other personnel of INVESCO, INVESCO Management and their North American affiliates to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Fund.

      In addition to the pre-clearance requirement described above, the policy subjects officers, inside directors, investment and other personnel of INVESCO, INVESCO Management and their North American affiliates to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with the policy. The provisions of this poicy are administered by and subject to exceptions authorized by INVESCO or INVESCO Management.

      Investment Advisory Agreement. INVESCO serves as investment adviser pursuant to an investment advisory agreement (the "Agreement") with the Company which was approved on April 21, 1993, and October 20, 1993, as revised, by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Agreement was approved by INVESCO Funds Group, Inc. on October 20, 1993, as the then sole shareholder of the Fund. The Agreement is for an initial term expiring April 30, 1995 and has been continued by action of the board of directors until April 30, 1996. Thereafter, the Agreement may be continued from year to year as long as each such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Any such continuance also must be approved by a majority of the Company's directors who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Agreement provides that INVESCO shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies (either directly or by delegation to a sub-adviser which may be affiliated with INVESCO). Further, INVESCO shall perform all administrative, internal accounting (including computation of net asset value), clerical, statistical, secretarial and all other services necessary or incidental to the administration of the affairs of the Fund excluding, however, those services which are the subject of separate agreement between the Company and INVESCO or any affiliate thereof, including the distribution and sale of Fund shares and provision of transfer agency, dividend disbursing agency, and registrar services, and services furnished under an Administrative Services Agreement with INVESCO discussed below. Services provided under the Agreement include, but are not limited to: supplying the Company with officers, clerical staff and other employees, if any, who are necessary in connection with the Fund's operation; furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts; conducting periodic compliance reviews of the Fund's operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff (including the prospectus, statement of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Fund), with the assistance of independent accountants or attorneys to the extent necessary or desirable; supplying basic telephone service and other utilities; and preparing and maintaining certain of the books and records required to be prepared and maintained by the Fund under the 1940 Act. Expenses not assumed by INVESCO are borne by the Fund.

      As full compensation for its advisory services provided to the Company, INVESCO receives a monthly fee. The fee with respect to INVESCO Small Company Fund is based upon a percentage of the Fund's average net assets determined daily at an annual rate of 0.75% of the Fund's average net assets. The advisory fee is calculated daily at the applicable annual rate and paid monthly. While the fee is higher than those generally charged by investment advisers to mutual funds, it is not higher than those charged by most other investment advisers to funds comparable to the Fund, whose assets are primarily invested in securities of small companies. For the fiscal year ended July 31, 1995 and the period ended July 31, 1994, the Fund incurred advisory fees in the amount of $135,262 and $52,145, respectively, prior to the voluntary absorption of certain Fund expenses by INVESCO and INVESCO Management.

      Certain states in which the shares of the Fund are qualified for sale currently impose limitations on the expenses of the Fund.

As of the date of this Statement of Additional Information, the most restrictive state-imposed annual expense limitation requires that INVESCO absorb the amount necessary to prevent the Fund's aggregate ordinary operating expenses (excluding interest, taxes, Rule 12b-1 fees, brokerage fees and commissions, and extraordinary charges such as litigation costs) from exceeding in any fiscal year 2.5% on the Fund's first $30 million of average net assets, 2.0% on the next $70 million of average net assets and 1.5% on the remaining average net assets. No payment of the investment advisory fee will be made to INVESCO which would result in the Fund's expenses exceeding on an annualized basis this state limitation. During the fiscal year ended July 31, 1995, INVESCO did not absorb any amounts under this provision.

      Sub-Advisory Agreement. INVESCO Management serves as sub-adviser to the Fund, pursuant to a sub-advisory agreement (the "Sub-Agreement") with INVESCO which was approved on October 20, 1993 by a vote cast in person by a majority of the directors of the Company, including a majority of the directors who are not "interested persons" of the Company, INVESCO, or INVESCO Management at a meeting called for such purpose. The Sub-Agreement was approved on October 20, 1993, by INVESCO as the then sole shareholder of the Fund for an initial term expiring April 30, 1995. The Sub-Agreement has been continued by action of the board of directors until April 30, 1996. Thereafter, the Sub-Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, or by a vote of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Fund. Each such continuance also must be approved by a majority of the directors who are not parties to the Sub-Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Sub-Agreement may be terminated at any time without penalty by either party or the Company upon sixty (60) days' written notice, and terminates automatically in the event of an assignment to the extent required by the 1940 Act and the rules thereunder.

      The Sub-Agreement provides that INVESCO Management, subject to the supervision of INVESCO, shall manage the investment portfolio of the Fund in conformity with the Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of the Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Fund, consistent with (i) the Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws, and Registration Statement, as from time to time amended, under the 1940 Act and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the Securities Act of 1933 (the "1933 Act"), as amended, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for the Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Fund the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of the Sub-Adviser; (e) determining what portion of the Fund should be invested in the various types of securities authorized for purchase by the Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of the Fund shall be exercised.

      The Sub-Agreement provides that as compensation for its services, INVESCO Management shall receive from INVESCO, at the end of each month, a fee based on the average daily value of the Fund's net assets at the annual rates of 0.375% of the Fund's average net assets. The Sub-Advisory fee is paid by INVESCO, NOT the Fund.

      Administrative Services Agreement. INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Fund pursuant to an Administrative Services Agreement dated April 30, 1993 (the "Administrative Agreement"). The Administrative Agreement was approved on April 21, 1993, by a vote cast in person by all of the directors of the Company, including all of the directors who are not "interested persons" of the Company or INVESCO at a meeting called for such purpose. The Administrative Agreement was for an initial term of one year expiring April 30, 1994, and has been continued by action of the board of directors through April 30, 1996. The Administrative Agreement may be continued from year to year as long as each such continuance is specifically approved by the board of directors of the Company, including a majority of the directors who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Administrative Agreement may be terminated at any time without penalty by INVESCO on sixty (60) days' written notice, or by the Company upon thirty (30) days' written notice, and terminates automatically in the event of an assignment unless the Company's board of directors approves such assignment.

      The Administrative Agreement provides that INVESCO shall provide the following services to the Fund: (A) such sub- accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Fund; and (B) such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans. As full compensation for services provided under the Administrative Agreement, the Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of the Fund.

      During the fiscal year ended July 31, 1995 and the period ended July 31, 1994, the Fund incurred $12,705 and $7,709, respectively, in administrative fees prior to the voluntary absorption of certain Fund expenses by INVESCO and INVESCO Management.

      Transfer Agency Agreement. INVESCO also performs transfer agent, dividend disbursing agent, and registrar services for the Fund pursuant to a Transfer Agency Agreement approved by the board of directors of the Company, including a majority of the Company's directors who are not parties to the Transfer Agency Agreement or "interested persons" of any such party, on April 21, 1993, for an initial term expiring April 30, 1994. The Transfer Agency Agreement has been continued by action of the board of directors until April 30, 1996, and thereafter may be continued from year to year as long as such continuance is specifically approved at least annually by the board of directors of the Company, or by a vote of the holders of a majority of the outstanding shares of the Fund. Any such continuance must also be approved by a majority of the Company's directors who are not parties to the Transfer Agency Agreement or interested persons (as defined by the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such continuance. The Transfer Agency Agreement may be terminated at any time without penalty by either party upon sixty (60) days' written notice and terminates automatically in the event of an assignment.

      The Transfer Agency Agreement provides that the Fund shall pay to INVESCO an annual fee of $14.00 per shareholder account or omnibus account participant. This fee is paid monthly at 1/12 of the annual fee and is based upon the number of shareholder accounts and omnibus account participants in existence at any time during each month.

      During the fiscal year ended July 31, 1995 and the period ended July 31, 1994, the Fund incurred transfer agency fees in the amount of $14,764 and $2,956, respectively, prior to the voluntary absorption of certain Fund expenses by INVESCO and INVESCO Management.

      Officers and Directors of the Company. The overall direction and supervision of the Company is the responsibility of the board of directors, which has the primary duty of seeing that the general investment policies and programs of the Fund are carried out and that the Fund is properly administered. The officers of the Company, all of whom are officers and employees of, and are paid by, INVESCO, are responsible for the day-to-day administration of the Company and the Fund. The investment adviser for the Fund has the primary responsibility for making investment decisions on behalf of the Fund. These investment decisions are reviewed by the investment committee of INVESCO.

      All of the officers and directors of the Company hold comparable positions with INVESCO Dynamics Fund, Inc., INVESCO Emerging Opportunity Funds, Inc., INVESCO Growth Fund, Inc., INVESCO Income Funds, Inc., INVESCO Industrial Income Fund, Inc., INVESCO International Funds, Inc., INVESCO Money Market Funds, Inc., INVESCO Multiple Asset Funds, Inc., INVESCO Specialty Funds, Inc., INVESCO Strategic Portfolios, Inc., INVESCO Tax-Free Income Funds, Inc., and INVESCO Variable Investment Funds, Inc. All of the directors of the Company are also trustees of INVESCO Value Trust. In addition, all of the directors of the Company, with the exception of Messrs. Hesser and Sim, also are trustees of INVESCO Treasurer's Series Trust and directors of The EBI Funds, Inc. All of the officers of the Company also hold comparable positions with INVESCO Value Trust. Set forth below is information with respect to each of the Company's officers and directors. Unless otherwise indicated, the address of the directors and officers is Post Office Box 173706, Denver, Colorado 80217-3706. Their affiliations represent their principal occupations during the past five years.

     CHARLES W. BRADY,*+ Chairman of the Board. Chief Executive Officer and Director of INVESCO PLC, London, England, and of various subsidiaries thereof; Chairman of the Board of The EBI Funds, Inc., INVESCO Treasurer's Series Trust, and The Global Heath Sciences Fund. Address: 1315 Peachtree Street, NE, Atlanta, Georgia. Born: May 11, 1935.

     FRED A. DEERING,+# Vice Chairman of the Board. Vice Chairman of The EBI Funds, Inc. and INVESCO Treasurer's Series Trust. Trustee of The Global Health Sciences Fund. Formerly, Chairman of the Executive Committee and Chairman of the Board of Security Life of Denver Insurance Company, Denver, Colorado; Director of NN Financial, Toronto, Ontario, Canada; Director and Chairman of the Executive Committee of ING America Life Insurance Co. of Georgia and Southland Life Insurance Company. Address: Security Life Center, 1290 Broadway, Denver, Colorado. Born: January 12, 1928.

     DAN J. HESSER,+* President and Director. Chairman of the Board, President and Chief Executive Officer of INVESCO Funds Group, Inc. and Director of INVESCO Trust Company. Trustee of The Global Health Sciences Fund. Born: December 27, 1939.

     VICTOR L. ANDREWS,** Director. Mills Bee Lane Professor of Banking and Finance and Chairman of the Department of Finance at Georgia State University, Atlanta, Georgia, since 1968; since October 1984, Director of the Center for the Study of Regulated Industry at Georgia State University; formerly, member of the faculties of the Harvard Business School and the Sloan School of Management of MIT. Dr. Andrews is also a Director of The Southeastern Thrift and Bank Fund, Inc. and The Sheffield Funds, Inc. Address: Department of Finance, Georgia State University, University Plaza, Atlanta, Georgia. Born: June 23, 1930.

     BOB R. BAKER,+** Director. President and Chief Executive Officer of AMC Cancer Research Center, Denver, Colorado, since January 1989; until mid-December 1988, Vice Chairman of the Board of First Columbia Financial Corporation (a financial institution), Englewood, Colorado. Formerly, Chairman of the Board and Chief Executive Officer of First Columbia Financial Corporation. Address: 1775 Sherman Street, #1000, Denver, Colorado. Born: August 7, 1936.

     FRANK M. BISHOP*, Director. President and Chief Operating Officer of INVESCO Inc. since February, 1993; Director of INVESCO Funds Group, Inc. since March 1993; Director (since February 1993), Vice President (since December
1991), and Portfolio Manager (since February 1987), of INVESCO Capital Management, Inc. (and predecessor firms), Atlanta, Georgia. Address: 1315 Peachtree Street, N.E., Atlanta, Georgia. Born: December 7, 1943.

     LAWRENCE H. BUDNER,# Director. Trust Consultant; prior to June 30, 1987, Senior Vice President and Senior Trust Officer of InterFirst Bank, Dallas, Texas. Address: 7608 Glen Albens, Dallas, Texas. Born: July 25, 1930.

     DANIEL D. CHABRIS,+# Director. Financial Consultant; Assistant Treasurer of Colt Industries Inc., New York, New York, from 1966 to 1988. Address: 15 Sterling Road, Armonk, New York. Born: August 1, 1923.

     A. D. FRAZIER, JR., ** Director. Chief Operating Officer of the Atlanta Committee for the Olympic Games. From 1982 to 1991, Mr. Frazier was employed in various capacities by First Chicago Bank, most recently as Executive Vice President of the North American Banking Group. Director of Charter Medical Corporation, Atlanta, Georgia. Trustee of The Global Health Sciences Fund.
Address: 250 Williams Street, Suite 6000, Atlanta, Georgia 30301. Born: June 29, 1944.

     KENNETH T. KING,** Director. Formerly, Chairman of the Board of The Capitol Life Insurance Company, Providence Washington Insurance Company, and Director of numerous subsidiaries thereof in the U.S. Formerly, Chairman of the Board of The Providence Capitol Companies in the United Kingdom and Guernsey. Chairman of the Board of the Symbion Corporation (a high technology company) until 1987.
Address:  4080 North Circulo  Manzanillo,  Tucson,  Arizona.  Born: November 16,
1925.

     JOHN W. MCINTYRE,# Director. Retired. Formerly, Vice Chairman of the Board of Directors of the Citizens and Southern Corporation and Chairman of the Board and Chief Executive Officer of the Citizens and Southern Georgia Corporation and Citizens and Southern National Bank. Director of Golden Poultry Co., Inc. Trustee of The Global Health Sciences Fund and Gables Residential Trust.
Address:  Seven  Piedmont  Center,  Suite 100,  Atlanta,  Georgia  30305.  Born:
September 14, 1930.

     R. DALTON SIM*, Director. Chairman of the Board (since March 1993) and President (since January 1991) of INVESCO Trust Company; Director since June 1987 and, formerly, Executive Vice President and Chief Investment Officer (June 1987 to January 1991) of INVESCO Funds Group, Inc.; President (since 1994) and Trustee (since 1991) of The Global Health Sciences Fund. Born: July 18, 1939.

     GLEN A. PAYNE, Secretary. Senior Vice President, General Counsel and Secretary of INVESCO Funds Group, Inc. and INVESCO Trust Company. Formerly, employee of a U.S. regulatory agency, Washington, D.C., (June 1973 through May
1989). Born: September 25, 1947.

     RONALD L. GROOMS, Treasurer. Senior Vice President and Treasurer of INVESCO Funds Group, Inc. and INVESCO Trust Company since January 1988. Born: October 1, 1946.

     WILLIAM J. GALVIN, JR., Assistant Secretary. Senior Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company; Vice President of 440 Financial Group from June 1990 to August 1992; Assistant Vice President of Putnam Companies from November 1986 to June 1990. Born: August 21, 1956.

     ALAN I. WATSON, Assistant Secretary. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: September 14, 1941.

     JUDY P. WIESE, Assistant Treasurer. Vice President of INVESCO Funds Group, Inc. and Trust Officer of INVESCO Trust Company. Born: February 3, 1948.

      #Member of the audit committee of the Company.

      +Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

      *These directors are "interested persons" of the Company as defined in the Investment Company Act of 1940.

      **Member of the management liaison committee of the Company.

      As of October 31, 1995, officers and directors of the Company, as a group, beneficially owned less than 1% of the Company's outstanding shares and less than 1% of the Fund's outstanding shares.

Director Compensation

      The following table sets forth, for the fiscal year ended July 31, 1995: the compensation paid by the Fund to its eight independent directors for services rendered in their capacities as directors of the Company; the benefits accrued as Fund expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Fund. In addition, the table sets forth the total compensation paid by all of the mutual funds distributed by INVESCO Funds Group, Inc. (including the Fund), The EBI Funds, Inc., INVESCO Treasurer's Series Trust and The Global Health
Sciences Fund (collectively, the "INVESCO Complex") to these directors for services rendered in their capacities as directors or trustees during the year ended December 31, 1994. As of December 31, 1994, there were 45 funds in the INVESCO Complex.

                                                                           Total
                                                                       Compensa-
                                          Benefits      Estimated      tion From
                          Aggregate     Accrued As         Annual        INVESCO
                          Compensa-        Part of       Benefits        Complex
                          tion From        Company           Upon        Paid To
                           Company1      Expenses2    Retirement3     Directors1

Fred A.Deering,            $1,058           $ 53           $ 27        $89,350
Vice Chairman of
  the Board

Victor L. Andrews           1,042             50             31         68,000

Bob R. Baker                1,052             45             41         75,350

Lawrence H. Budner          1,042             50             31         68,000

Daniel D. Chabris           1,050             57             22         73,350

A. D. Frazier, Jr.4           259              0              0         32,500

Kenneth T. King             1,047             55             24         71,000

John W. McIntyre4             259              0              0         33,000

Total                      $6,809           $310           $176       $510,550

% of Net Assets          0.0170%5       0.0008%5                      0.0052%6

      1The vice chairman of the board, the chairmen of the audit, management liaison and compensation committees, and the members of the executive and valuation committees each receive compensation for serving in such capacities in addition to the compensation paid to all independent directors.

      2Represents benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

      3These figures represent the Company's share of the estimated annual benefits payable by the INVESCO Complex (excluding the Global Health Sciences Fund which does not participate in any retirement plan) upon the directors' retirement, calculated using the current method of allocating director compensation among the funds in the INVESCO Complex. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Complex, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement.

With the exception of Messrs. Frazier and McIntyre, each of these directors has served as a director/trustee of one or more of the funds in the INVESCO Complex for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan.

     4Messrs. Frazier and McIntyre began serving as directors of the Company on April 19, 1995.

     5Total as a percentage of the Fund's net assets as of July 31, 1995.

     6Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1994.

      Messrs. Bishop, Brady, Hesser, and Sim, as "interested persons" of the Company and other funds in the INVESCO Complex, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or other funds in the INVESCO Complex for their services as directors.

      The boards of directors/trustees of the mutual funds managed by INVESCO, The EBI Funds, Inc. and INVESCO Treasurer's Series Trust have adopted a Defined Benefit Deferred Compensation Plan for the non-interested directors and trustees of the funds. Under this plan, each director or trustee who is not an interested person of the funds (as defined in the 1940 Act) and who has served for at least five years (a "qualified director") is entitled to receive, upon retiring from the boards at the retirement age of 72 (or the retirement age of 73 to 74, if the retirement date is extended by the boards for one or two years, but less than three years) continuation of payment for one year (the "first year retirement benefit") of the annual basic retainer payable by the funds to the qualified director at the time of his retirement (the "basic retainer"). Commencing with any such director's second year of retirement, and commencing with the first year of retirement of a director whose retirement has been extended by the board for three years, a qualified director shall receive quarterly payments at an annual rate equal to 25% of the basic retainer. These payments will continue for the remainder of the qualified director's life or ten years, whichever is longer (the "reduced retainer payments"). If a qualified director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the first year retirement benefit and the reduced retainer payments will be made to him or to his beneficiary or estate. If a qualified director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the first year retirement benefit; however, the reduced retainer payments will be made to his beneficiary or estate. The plan is administered by a committee of three directors who are also participants in the plan and one director who is not a plan participant. The cost of the plan will be allocated among the INVESCO, EBI and Treasurer's Series funds in a manner determined to be fair and equitable by the committee. The Company is not making any payments to directors under the plan as of the date of this Statement of Additional Information. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers.

      The Company has an audit committee comprised of four of the directors who are not interested persons of the Company. The committee meets periodically with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

      The Company also has a management liaison committee which meets quarterly with various management personnel of INVESCO in order (a) to facilitate better understanding of management and operations of the Company, and (b) to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

HOW SHARES CAN BE PURCHASED

      The Fund's shares are sold on a continuous basis at the respective net asset value per share of the Fund next calculated after receipt of a purchase order in good form. The net asset value per share of the Fund is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange, but may also be computed at other times. See "How Shares Are Valued." INVESCO acts as the Fund's distributor under a distribution agreement with the Company under which it receives no compensation and bears all expenses, including the costs of printing and distribution of prospectuses incident to direct sales and distribution of Fund shares on a no-load basis.

HOW SHARES ARE VALUED

      As described in the section of the Fund's Prospectus entitled "How Shares Can Be Purchased," the net asset value of shares of the Fund of the Company is computed once each day that the New York Stock Exchange is open as of the close of regular trading on that Exchange (usually 4:00 p.m., New York time) and applies to purchase and redemption orders received prior to that time. Net asset value per share is also computed on any other day on which there is a sufficient degree of trading in the securities held by the Fund that the current net asset value per share of the Fund might be materially affected by changes in the value of the securities held, but only if on such day the Fund receives a request to purchase or redeem shares. Net asset value per share is not calculated on days the New York Stock Exchange is closed, such as federal holidays including New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas.

      The net asset value per share of the Fund is calculated by dividing the value of all securities held by the Fund and its other assets (including dividends and interest accrued but not collected), less the Fund's liabilities (including accrued expenses), by the number of outstanding shares of the Fund. Securities traded on national securities exchanges, the NASDAQ National Market System, the NASDAQ Small Cap Market and foreign markets are valued at their last sale prices on the exchanges or markets where such securities are primarily traded. Securities traded in the over-the-counter market for which last sale prices are not available, and listed securities for which no sales were reported on a particular date, are valued at their highest closing bid prices (or, for debt securities, yield equivalents thereof) obtained from one or more dealers making markets for such securities. If market quotations are not readily available, securities will be valued at their fair values as determined in good faith by the Company's board of directors or pursuant to procedures adopted by the board of directors. The above procedures may include the use of valuations furnished by a pricing service which employs a matrix to determine valuations for normal institutional-size trading units of debt securities. Prior to utilizing a pricing service, the Company's board of directors reviews the methods used by such service to assure itself that securities will be valued at their fair values. The Company's board of directors also periodically monitors the methods used by such pricing services. Debt securities with remaining maturities of 60 days or less at the time of purchase are normally valued at amortized cost.

      The values of securities held by the Funds and other assets used in computing net asset value generally are determined as of the time regular trading in such securities or assets is completed each day. Since regular trading in most foreign securities markets is completed simultaneously with, or prior to, the close of regular trading on the New York Stock Exchange, closing prices for foreign securities usually are available for purposes of computing the Fund's net asset value. However, in the event that the closing price of a foreign security is not available in time to calculate a Fund's net asset value on a particular day, the Company's board of directors has authorized the use of the market price for the security obtained from an approved pricing service at an established time during the day which may be prior to the close of regular trading in the security. The value of all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the spot rate of such currencies against U.S. dollars provided by an approved pricing service.

FUND PERFORMANCE

      As described in the Fund's Prospectus, the Company advertises the total return performance of the Fund. The average annual total return performance for the fiscal year ended July 31, 1995 was 21.64% and for the period December 1,

1993 (inception) through July 31, 1994 was (3.30%). Average annual return performance is computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)n = ERV

where:      P = initial payment of $1000
            T = average annual total return
            n = number of years
            ERV = ending redeemable value of initial payment

      In conjunction with performance reports, comparative data between the Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

      From time to time, evaluations of performance made by independent sources may also be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. Sources for Fund performance information and articles about the Fund include, but are not limited to, the following:

      American Association of Individual Investors' Journal
      Banxquote
      Barron's
      Business Week
      CDA Investment Technologies
      CNBC
      CNN
      Consumer Digest
      Financial Times
      Financial World
      Forbes
      Fortune
      Ibbotson Associates, Inc.
      Institutional Investor
      Investment Company Data, Inc.
      Investor's Business Daily
      Kiplinger's Personal Finance
      Lipper Analytical Services, Inc.'s Mutual Fund Performance Analysis
      Money
      Morningstar
      Mutual Fund Forecaster
      No-Load Analyst
      No-Load Fund X
      Personal Investor
      Smart Money
      The New York Times
      The No-Load Fund Investor
      U.S. News and World Report

      United Mutual Fund Selector
      USA Today
      Wall Street Journal
      Wiesenberger Investment Companies Services
      Working Woman
      Worth

SERVICES PROVIDED BY THE FUND

      Periodic Withdrawal Plan. As described in the section of the Fund's Prospectus entitled "Services Provided by the Fund," the Fund offers a Periodic Withdrawal Plan. All dividends and distributions on shares owned by shareholders participating in this Plan are reinvested in additional shares. Since withdrawal payments represent the proceeds from sales of shares, the amount of shareholders' investments in the Fund will be reduced to the extent that withdrawal payments exceed dividends and other distributions paid and reinvested. Any gain or loss on such redemptions must be reported for tax purposes. In each case, shares will be redeemed at the close of business on or about the 20th day of each month preceding payment and payments will be mailed within five business days thereafter.

      The Periodic Withdrawal Plan involves the use of principal and is not a guaranteed annuity. Payments under such Plan do not represent income or a return on investment.

      A Periodic Withdrawal Plan may be terminated at any time by sending a written request to INVESCO. Upon termination, all future dividends and capital gain distributions will be reinvested in additional shares unless a shareholder requests otherwise.

      Exchange Privilege. As discussed in the section of the Fund's Prospectus entitled "Services Provided by the Fund," the Fund offers shareholders the privilege of exchanging shares of the Fund for shares of another fund or for shares of certain other mutual funds advised by INVESCO. Exchange requests may be made either by telephone or by written request to INVESCO Funds Group, Inc. using the telephone number or address on the cover of this Statement of Additional Information. Exchanges made by telephone must be in an amount of at least $250, if the exchange is being made into an existing account of one of the INVESCO funds. All exchanges that establish a new account must meet the fund's applicable minimum initial investment requirements. Written exchange requests into an existing account have no minimum requirements other than the fund's applicable minimum subsequent investment requirements. Any gain or loss realized on such an exchange is recognized for federal income tax purposes. This privilege is not an option or right to purchase securities, but is a revocable privilege permitted under the present policies of each of the funds and is not available in any state or other jurisdiction where the shares of the mutual fund into which transfer is to be made are not qualified for sale, or when the net asset value of the shares presented for exchange is less than the minimum dollar purchase required by the appropriate prospectus.

TAX-DEFERRED RETIREMENT PLANS

      As described in the section of the Prospectus entitled "Services Provided by the Fund," shares of the Fund may be purchased as the investment medium for various tax-deferred retirement plans. Persons who request information regarding these plans from INVESCO will be provided with prototype documents and other supporting information regarding the type of plan requested. Each of these plans involves a long-term commitment of assets and is subject to possible regulatory penalties for excess contributions, premature distributions or for insufficient distributions after age 70-1/2. The legal and tax implications may vary according to the circumstances of the individual investor. Therefore, the investor is urged to consult with an attorney or tax adviser prior to the establishment of such a plan.

HOW TO REDEEM SHARES

      Normally, payments for shares redeemed will be mailed within seven days following receipt of the required documents as described in the section of the Fund's Prospectus entitled "How to Redeem Shares." The right of redemption may be suspended and payment postponed when: (a) the New York Stock Exchange is closed for other than customary weekends and holidays; (b) trading on that exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets; or (d) the Securities and Exchange Commission by order so permits.

      It is possible that in the future conditions may exist which would, in the opinion of the Company's investment adviser, make it undesirable for the Fund to pay for redeemed shares in cash. In such cases, the investment adviser may authorize payment to be made in portfolio securities or other property of the Fund. However, the Company has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares of the Fund presented for redemption by any one shareholder having a value up to $250,000 (or 1% of the Fund's net assets if that is less) in any 90-day period. Securities delivered in payment of redemptions are selected entirely by the investment adviser based on what is in the best interests of the Fund and its shareholders, and are valued at the value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities are likely to incur brokerage costs on their subsequent sales of the securities.

DIVIDENDS, CAPITAL GAIN DISTRIBUTIONS AND TAXES

      The Fund intends to continue to conduct its business and satisfy the applicable diversification of assets and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund so qualified for the fiscal year ended July 31, 1995 and intends to continue to qualify during its current fiscal year. As a result, it is anticipated that the Fund will pay no federal income or excise taxes and will be accorded conduit or "pass through" treatment for federal income tax purposes.

      Dividends paid by the Fund from net investment income, as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are, for federal income tax purposes, taxable as ordinary income to shareholders. After the end of each calendar year, the Fund sends shareholders information regarding the amount and character of dividends paid in the year, information on foreign source income and foreign taxes, and the dividends eligible for the dividends-received deduction for corporations. Such amounts will be limited to the aggregate amount of qualifying dividends which the Fund derives from its portfolio investments.

      Distributions by the Fund of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are, for federal income tax purposes, taxable to the shareholder as long-term capital gains regardless of how long a shareholder has held shares of the Fund. Such distributions are identified as such and are not eligible for the dividends-received deduction.

      All dividends and other distributions are regarded as taxable to the investor, whether or not such dividends and distributions are reinvested in additional shares. If the net asset value of shares of the Fund should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be, in effect, a return of invested capital. The net asset value of shares of the Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is made, the net asset value is reduced by the amount of the distribution. If shares are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

      INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders, and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Fund recommends any particular method of determining cost basis. Other methods may result in different tax consequences. If a shareholder has reported gains or losses for the Fund in past years, the shareholder must continue to use the method previously used, unless the shareholder applies to the IRS for permission to change methods.

      If Fund shares are sold at a loss after being held for six months or less, the loss will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

      The Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

      Dividends and interest received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on its securities. Tax conventions between certain countries and the United States may reduce or eliminate these foreign taxes, however, and many foreign countries do not impose taxes on capital gains in respect of investments by foreign investors.

      The Fund may invest in the stock of "passive foreign investment companies" (PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average of at least 50% of its assets produce, or are held for the production of, passive income. Under certain circumstances, the Fund will be subject to federal income tax on a portion of any "excess distribution" received on the stock of a PFIC or of any gain on disposition of the stock (collectively "PFIC income"), plus interest thereon, even if the Fund distributes the PFIC income as a taxable dividend to its shareholders. The balance of the PFIC income will be included in the Fund's investment company taxable income and, accordingly, will not be taxable to it to the extent that income is distributed to its shareholders.

      Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currency that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders.

      Shareholders should consult their own tax advisers regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended for income tax purposes does not entail government supervision of management or investment policies.

INVESTMENT PRACTICES

      Portfolio Turnover. There are no fixed limitations regarding the portfolio turnover for the Fund. The rate of portfolio turnover can fluctuate under constantly changing economic conditions and market circumstances. Securities initially satisfying the basic policies and objectives of the Fund may be disposed of when they are no longer suitable. Brokerage costs to the Fund are commensurate with the rate of portfolio activity. The portfolio turnover rates for the fiscal year ended July 31, 1995 and the period ended July 31, 1994, were 73% and 55%, respectively. In computing the portfolio turnover rate, all investments with maturities or expiration dates at the time of acquisition of one year or less are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the Fund during the fiscal year.

      Placement of Portfolio Brokerage. INVESCO, as the Company's investment adviser, and INVESCO Management, as the Company's sub-adviser, place orders for the purchase and sale of securities with brokers and dealers based upon INVESCO's or INVESCO Management's evaluation of their financial responsibility subject to their ability to effect transactions at the best available prices. INVESCO or INVESCO Management evaluates the overall reasonableness of brokerage commissions or underwriting discounts (the difference between the full acquisition price to acquire the new offering and the discount offered to members of the underwriting syndicate) paid by reviewing the quality of executions obtained on portfolio transactions of the Fund, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. In seeking to ensure that the commissions or discounts charged the Fund are consistent with prevailing and reasonable commissions or discounts, INVESCO or INVESCO Management also endeavors to monitor brokerage industry practices with regard to the commissions or discounts charged by brokers and dealers on transactions effected for other comparable institutional investors. While INVESCO or INVESCO Management seeks reasonably competitive rates, the Fund does not necessarily pay the lowest commission, discount, or spread available.

     Consistent with the standard of seeking to obtain the best execution on portfolio transactions, INVESCO or INVESCO Management may select brokers that provide research services to effect such transactions. Research services consist of statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO or INVESCO Management in making informed investment decisions. Research services prepared and furnished by brokers through which the Fund effects securities transactions may be used by INVESCO or INVESCO Management in servicing all of their respective accounts and not all such services may be used by INVESCO or INVESCO Management in connection with the Fund.

      In recognition of the value of the above-described brokerage and research services provided by certain brokers, INVESCO or INVESCO Management, consistent with the standard of seeking to obtain competitive execution on portfolio transactions, may place orders with such brokers for the execution of transactions for the Fund on which the commissions or discounts are in excess of those which other brokers might have charged for effecting the same transactions.

      Fund transactions may be effected through qualified broker/dealers who recommend the Fund to their clients, or who act as agent in the purchase of the Fund's shares for their clients. When a number of brokers and dealers can provide comparable price and execution on a particular transaction, the Company's adviser may consider the sale of Fund shares by a broker or dealer in selecting among qualified broker/dealers.

      The aggregate dollar amount of brokerage commissions paid by the Fund for the fiscal year ended July 31, 1995 and the period ended July 31, 1994 were $111,650 and $39,290, respectively. The higher level of brokerage commissions paid by the Fund for the year ended July 31, 1995, was principally due to the increased size of the Fund and the fact that the fiscal 1995 figure represents a full year of operations. During the fiscal year ended July 31, 1995, brokers providing research received $10,677 in commissions on portfolio transactions effected for the Fund. The aggregate dollar amount of such portfolio transactions was $3,681,278. Commissions of $0 were allocated to certain brokers in recognition of their sales of shares of the Fund during the fiscal year ended July 31, 1995.

      At July 31, 1995, the Fund held securities of its regular brokers or dealers, or their parents, as follows:

                                                  Value of Securities
Broker or Dealer                                      at 7/31/95
----------------                                  -------------------

State Street Bank & Trust Company                     $5,810,000

     Neither INVESCO nor INVESCO Management receives any brokerage commissions on portfolio transactions effected on behalf of the Fund, and there is no affiliation between INVESCO or INVESCO Management, or any person affiliated with INVESCO, INVESCO Management, or the Fund and any broker or dealer that executes transactions for the Fund.

ADDITIONAL INFORMATION

      Common Stock. The Company was incorporated with 100 million authorized shares of common stock with a par value of $0.01 per share. As of July 31, 1995, 3,403,624 shares of the INVESCO Small Company Fund were outstanding. All shares currently outstanding and being offered are of one class with equal rights as to voting, dividends and liquidation. All shares offered hereby, when issued, will be fully paid and nonassessable. Shares have no preemptive rights and are fully tradeable on the books of the Fund. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

      All shares have equal voting rights. Company shares have noncumulative voting rights, which means that the holders of a majority of the shares voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. In such event, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. After they have been elected by shareholders, the directors will continue to serve until their successors are elected and have qualified or they are removed from office, in either case by a shareholder vote, or until death, resignation, or retirement. Directors may appoint their own successors, provided that at least two-thirds of the directors have been elected by the Company's shareholders. It is the intention of the Company not to hold annual meetings of shareholders. The directors will call annual or special meetings of shareholders for action by shareholder vote as may be required by the 1940 Act or the Company's Articles of Incorporation, or at their discretion.

     Principal Shareholders. As of October 30, 1995, the following persons held more than 5% of the Fund's outstanding equity securities.

Name and Address
of Beneficial Owner                 Number of Shares     Percent of Class
-------------------                 ----------------     ----------------

INVESCO Small Company
Fund

H. Al Ward TR                            692,184.827               20.206
Salvation Army
Board Designated
1424 Northeast Expressway
Atlanta, GA  30329

H. Al Ward TR                            550,951.695               16.083
Salvation Army
Board Total
1424 Northeast Expressway
Atlanta, GA  30329

Mac & Co.                                227,260.134                8.094
Acct. #860-611
Mellon Bank NA
Mutual Funds Dept.
P.O. Box 320
Pittsburgh, PA  15230

Eastern Michigan University              220,111.232                6.426
Foundation
Vicky Engelbert
Society Bank of Michigan
P.O. Box 94871
Cleveland, OH  44101

Charles Schwab & Co. Inc.                198,370.355                5.791
Reinvest Account
Attn: Mutual Fund Dept.
101 Montgomery St.
San Francisco, CA  94104

Kenneth Dike TR                          180,183.068                5.260
Colorado School of Mines
Foundation Inc.
923  16th Street
P.O. Box 4005
Golden, CO  80401

      Independent Accountants. Price Waterhouse LLP, 950 Seventeenth Street, Denver, Colorado, has been selected as the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Company.

      Custodian. State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, has been designated as custodian of the cash and investment securities of the Fund. The bank is also responsible for, among other things, receipt and delivery of the investment securities of the Company's Fund in accordance with procedures and conditions specified in the custody agreement. Under its contract with the Fund, the custodian is authorized to establish separate accounts in foreign currencies and to cause foreign securities owned by the Fund to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

     Transfer Agent. The Company is provided with transfer agent, registrar, and dividend disbursing agent services by INVESCO Funds Group, Inc., 7800 E. Union Ave., Denver, CO 80237, pursuant to the Transfer Agency Agreement described herein. Such services include the issuance, cancellation and transfer of shares of the Fund, and the maintenance of records regarding the ownership of such shares.

      Reports to Shareholders. The Company's fiscal year ends on July 31. The Company distributes reports at least semiannually to its shareholders. Financial statements regarding the Company, audited by the independent accountants, are sent to shareholders annually.

     Legal Counsel. The firm of Kirkpatrick & Lockhart LLP, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell, Denver, Colorado, acts as special counsel to the Company.

      Financial Statements. The Company's audited financial statements and the notes thereto for the fiscal year ended July 31, 1995, and the report of Price Waterhouse LLP with respect to such financial statements are incorporated herein by reference from the Company's Annual Report to Shareholders for the fiscal year ended July 31, 1995.

      Prospectus. The Company will furnish, without charge, a copy of the Prospectus for the Fund upon request. Such requests should be made to the Company at the mailing address or telephone number set forth on the first page of this Statement of Additional Information.

      Registration Statement. This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Company has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

APPENDIX A

DESCRIPTION OF FUTURES, OPTIONS AND FORWARD CONTRACTS

Options on Securities

      An option on a security provides the purchaser, or "holder," with the right, but not the obligation, to purchase, in the case of a "call" option, or sell, in the case of a "put" option, the security or securities underlying the option, for a fixed exercise price up to a stated expiration date. The holder pays a non-refundable purchase price for the option, known as the "premium." The maximum amount of risk the purchaser of the option assumes is equal to the premium plus related transaction costs, although the entire amount may be lost. The risk of the seller, or "writer," however, is potentially unlimited, unless the option is "covered," which is generally accomplished through the writer's ownership of the underlying security, in the case of a call option, or the writer's segregation of an amount of cash or securities equal to the exercise price, in the case of a put option. If the writer's obligation is not so covered, it is subject to the risk of the full change in value of the underlying security from the time the option is written until exercise.

      Upon exercise of the option, the holder is required to pay the purchase price of the underlying security, in the case of a call option, or to deliver the security in return for the purchase price, in the case of a put option. Conversely, the writer is required to deliver the security, in the case of a call option, or to purchase the security, in the case of a put option. Options on securities which have been purchased or written may be closed out prior to exercise or expiration by entering into an offsetting transaction on the exchange on which the initial position was established, subject to the availability of a liquid secondary market.

      Options on securities are traded on national securities exchanges, such as the Chicago Board of Options Exchange and the New York Stock Exchange, which are regulated by the Securities and Exchange Commission. The Options Clearing Corporation guarantees the performance of each party to an exchange-traded option, by in effect taking the opposite side of each such option. A holder or writer may engage in transactions in exchange-traded options on securities and options on indices of securities only through a registered broker/dealer which is a member of the exchange on which the option is traded.

      An option position in an exchange-traded option may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option at any particular time. In such event it might not be possible to effect closing transactions in a particular option with the result that this Fund would have to exercise the option in order to realize any profit. This would result in this Fund incurring brokerage commissions upon the disposition of underlying securities acquired through the exercise of a call option or upon the purchase of underlying securities upon the exercise of a put option. If these Funds as covered call option writers are unable to effect a closing purchase transaction in a secondary market, unless the Funds are required to deliver the securities pursuant to the assignment of an exercise notice, they will not be able to sell the underlying security until the option expires.

      Reasons for the potential absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities: (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or particular class or series of options) in which event the secondary market on that exchange (or in the class or series of options) would cease to exist, although outstanding options on that exchange which had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at a particular time, render certain of the facilities of any of the clearing corporations inadequate and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders. However, the Options Clearing Corporation, based on forecasts provided by the U.S. exchanges, believes that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and such exchanges have advised such clearing corporation that they believe their facilities will also be adequate to handle reasonably anticipated volume.

      In addition, options on securities may be traded over-the-counter through financial institutions dealing in such options as well as the underlying instruments. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. If the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option as written, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

The Fund will engage in OTC option transactions only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York.

Futures Contracts

      A Futures Contract is a bilateral agreement providing for the purchase and sale of a specified type and amount of a financial instrument or foreign currency, or for the making and acceptance of a cash settlement, at a stated time in the future, for a fixed price. By its terms, a Futures Contract provides for a specified settlement date on which, in the case of the majority of interest rate and foreign currency futures contracts, the fixed income securities or currency underlying the contract are delivered by the seller and paid for by the purchaser, or on which, in the case of stock index futures contracts and certain interest rate and foreign currency futures contracts, the difference between the price at which the contract was entered into and the contract's closing value is settled between the purchaser and seller in cash. Futures Contracts differ from options in that they are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. In addition, Futures Contracts call for settlement only on the expiration date, and cannot be "exercised" at any other time during their term.

      The purchase or sale of a Futures Contract also differs from the purchase or sale of a security or the purchase of an option in that no purchase price is paid or received. Instead, an amount of cash or cash equivalent, which varies but may be as low as 5% or less of the value of the contract, must be deposited with the broker as "initial margin." Subsequent payments to and from the broker, referred to as "variation margin," are made on a daily basis as the value of the index or instrument underlying the Futures Contract fluctuates, making positions in the Futures Contract more or less valuable, a process known as "marking to the market."

      A Futures Contract may be purchased or sold only on an exchange, known as a "contract market," designated by the Commodity Futures Trading Commission for the trading of such contract, and only through a registered futures commission merchant which is a member of such contract market. A commission must be paid on each completed purchase and sale transaction. The contract market clearing house guarantees the performance of each party to a Futures Contract, by in effect taking the opposite side of such Contract. At any time prior to the expiration of a Futures Contract, a trader may elect to close out its position by taking an opposite position on the contract market on which the position was entered into, subject to the availability of a secondary market, which will operate to terminate the initial position. At that time, a final determination of variation margin is made and any loss experienced by the trader is required to be paid to the contract market clearing house while any profit due to the trader must be delivered to it.

      Interest rate futures contracts currently are traded on a variety of fixed income securities, including long-term U.S. Treasury Bonds, Treasury Notes, Government National Mortgage Association modified pass-through mortgage-backed securities, U.S. Treasury Bills, bank certificates of deposit and commercial paper. In addition, interest rate futures contracts include contracts on indices of municipal securities. Foreign currency futures contracts currently are traded on the British pound, Canadian dollar, Japanese yen, Swiss franc, West German mark and on Eurodollar deposits.

Options on Futures Contracts

      An Option on a Futures Contract provides the holder with the right to enter into a "long" position in the underlying Futures Contract, in the case of a call option, or a "short" position in the underlying Futures Contract, in the case of a put option, at a fixed exercise price to a stated expiration date. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option, in the case of a call option, or a corresponding long position, in the case of a put option. In the event that an option is exercised, the parties will be subject to all the risks associated with the trading of Futures Contracts, such as payment of variation margin deposits. In addition, the writer of an Option on a Futures contract, unlike the holder, is subject to initial and variation margin requirements on the option position.

      A position in an Option on a Futures Contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader's profit or loss on the transaction.

      An option, whether based on a Futures Contract, a stock index or a security, becomes worthless to the holder when it expires. Upon exercise of an option, the exchange or contract market clearing house assigns exercise notices on a random basis to those of its members which have written options of the same series and with the same expiration date. A brokerage firm receiving such notices then assigns them on a random basis to those of its customers which have written options of the same series and expiration date. A writer therefore has no control over whether an option will be exercised against it, nor over the time of such exercise.

APPENDIX B

BOND RATINGS

     The following is a description of Standard & Poor's ("S&P") and Moody's Investors Service, Inc. ("Moody's") bond rating categories:

Moody's Investors Service, Inc. Corporate Bond Ratings

      Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

      Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

      A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

      Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

      B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

      Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Standard & Poor's Corporate Bond Ratings

      AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

      AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

      A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

      BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

      BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

      B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

      CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.